UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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NextCure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MESSAGE FROM OUR CHAIRMAN AND OUR CEO
Dear Stockholders:
We are pleased to invite you to join us for the 2026 Annual Meeting of Stockholders of NextCure, Inc., to be held on Thursday, June 18, 2026 at 11:00 a.m. Eastern Time, virtually over the internet at www.virtualshareholdermeeting.com/NXTC2026, during which time you will be able to vote your shares electronically and submit questions.
At the 2026 Annual Meeting, we will be asking you to elect the two nominees named in the accompanying proxy statement to serve as Class I directors for three-year terms ending in 2029. Beginning on page 8, you will find detailed information about the qualifications of all our director nominees and our continuing directors, who we believe bring a diverse set of strengths and expertise to bear when representing your interests.
Our Board of Directors is committed to governance practices that are appropriately tailored to our business and guiding NextCure toward delivering on our commitment to discovering and developing innovative medicines that treat cancer patients who do not respond to, or who have disease progression on, current therapies, through the use of differentiated mechanisms of action including Antibody-Drug Conjugates (ADCs), antibodies and proteins.
In addition to the election of directors, as discussed beginning on page 26, we are also asking stockholders to ratify our audit committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
We also will be holding an advisory vote relating to officer compensation. On page 29, we are asking stockholders to approve, on an advisory basis, the compensation paid by NextCure to its named executive officers, commonly known as a “Say-on-Pay” vote.
Also, as discussed beginning on page 40, we are also asking stockholders to approve an Amended and Restated 2019 Omnibus Incentive Plan that would amend our employee and director stock option plan primarily for the purpose of increasing the number of shares available for use under our existing 2019 Omnibus Incentive Plan.
On behalf of the Board of Directors and the NextCure team, we would like to thank you for your continued support. We look forward to your participation at the Annual Meeting.
Sincerely,
David Kabakoff, Ph.D.
Chairman of the Board
Michael Richman
President & Chief Executive Officer
April 24, 2026

NextCure, Inc.
9000 Virginia Manor Road, Suite 200
Beltsville, Maryland 20705
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date:	June 18, 2026	Record Date:	April 22, 2026
Time:	11:00 a.m. ET	Attendance:	www.virtualshareholdermeeting.com/NXTC2026
To the Stockholders of NextCure, Inc.:
We will hold the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of NextCure, Inc. (the “Company,” “NextCure,” “we,” “us,” or “our”) on June 18, 2026 at 11:00 a.m. Eastern Time, as a virtual meeting held entirely over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions online by visiting www.virtualshareholdermeeting.com/ NXTC2026 and entering the 16-digit control number included in the notice containing instructions on how to access Annual Meeting materials (the “Notice”), on your proxy card (the “Proxy Card”), or in the voting instructions that accompanied the proxy materials (the “Proxy Materials”). Items of business at the Annual Meeting include:

1.
To elect as directors the two nominees named in the accompanying Proxy Statement to a term of three years each, and until their successors have been duly elected and qualified.

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.
To approve, on an advisory basis, the compensation paid by Company to its named executive officers.

4.
To approve an amendment and restatement of our 2019 Omnibus Incentive Plan in order to, among other items, increase the number of shares of our common stock that are authorized for issuance thereunder.

The proposed Amended and Restated 2019 Omnibus Incentive Plan is attached hereto as Appendix A to the accompanying proxy statement (the “Proxy Statement”) and is incorporated herein by reference.
These matters are more fully described in the Proxy Statement. In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered.
We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish our Proxy Materials, consisting of this Notice of Annual Meeting, the Proxy Statement, the Proxy Card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) via the Internet. On April 24, 2026, we commenced mailing the Notice to stockholders (as of the record date), which Notice contains instructions on how to access our Annual Meeting materials and vote via the Internet, by mail or by telephone. The Notice also contains instructions on how to request a paper copy of our Proxy Materials and the 2025 Annual Report. This process allows us to provide our stockholders with the information they need on a timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our Proxy Materials.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, the Board of Directors encourages you to review the accompanying Proxy Statement for information relating to each of the proposals and to cast your vote promptly.
By Order of the Board of Directors,
Michael Richman
President & Chief Executive Officer
April 24, 2026

2025 Outstanding Equity Awards at Fiscal Year-End	36
Pay Versus Performance Disclosure	37
Policies and Practices Related to the Timing of Grants of Certain Equity Awards	38
Equity Compensation Plan Information	39
PROPOSAL NO. 4: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2019 OMNIBUS INCENTIVE PLAN TO, AMONG OTHER ITEMS, INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER	40
OWNERSHIP OF OUR COMMON STOCK	48
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	50
Policies and Procedures for Related Person Transactions	50
Related Person Transactions	50
ADDITIONAL INFORMATION	51
Availability of Certain Information	51
Householding	51
Other Matters	51
Stockholder Proposals and Nominations to be Included in Next Year’s Proxy Statement	51
Other Stockholder Proposals and Nominations for Next Year’s Annual Meeting	51
Forward-Looking Statements	52
APPENDIX A: NEXTCURE, INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN	A-1

PROXY STATEMENT SUMMARY
This summary highlights information that is contained elsewhere in this Proxy Statement regarding the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of NextCure, Inc. (the “Company,” “NextCure,” “we,” “us,” or “our”). This summary does not include all information necessary to make a voting decision, and you should read this Proxy Statement in its entirety before casting your vote.
NextCure at a Glance

NextCure is a clinical-stage biopharmaceutical company committed to discovering and developing innovative medicines that treat cancer patients that do not respond to, or have disease progression on, current therapies, through the use of differentiated mechanisms of actions including Antibody-Drug Conjugates (“ADCs”), antibodies and proteins. We view the immune system holistically and, rather than target one specific immune cell type, we focus on understanding biological pathways, the interactions of cells and the role each interaction plays in an immune response. We are focused on patients who do not respond to current therapies, patients whose cancer progresses despite treatment and patients with cancer types not adequately addressed by available therapies. We are committed to discovering and developing therapies that leverage our core strengths in understanding biological pathways and biomarkers, the interactions of cells, including in the tumor microenvironment, and the role each interaction plays in a biologic response.
Business Highlights: Clinical Product Candidates

SIM0505 (CDH6 TopoI antibody drug conjugate): an ADC targeting a unique binding epitope of the membrane glycoprotein called cadherin-6 or K-cadherin (“CDH6”), which is overexpressed in multiple tumor types.
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SIM0505 is exclusively licensed from Simcere Zaiming Pharmaceutical Co., Ltd. (formerly named Hainan Simcere Zaiming Pharmaceutical Co., Ltd., or “Zaiming”), with Zaiming retaining commercial rights to SIM0505 in China, Hong Kong, Macau, and Taiwan

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SIM0505 is being investigated under a multi-regional Phase 1 clinical trial with Zaiming enrolling patients in China and NextCure enrolling patients in the United States

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Phase 1 dose escalation data readout is expected in the second quarter of 2026

LNCB74 (B7-H4 MMAE antibody drug conjugate): an ADC utilizing a cancer-selective cleavable glucuronidase cleavage linker and targeting an immunomodulatory molecule called human B7 homolog 4 protein, or “B7-H4”, which is a protein expressed on multiple tumor types.
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LNCB74 is being advanced under collaboration with LigaChem Biosciences, Inc. (formerly named LegoChem Biosciences, Inc.)

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LNCB74 is being investigated in a Phase 1 dose-escalation and dose expansion/optimization study to evaluate the safety, tolerability and preliminary anti-tumor activity of LNCB74 in patients with tumor types known to have high B7-H4 expression

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Phase 1 trial update is expected in the second half of 2026

Overview of Proposals to be Presented at the Annual Meeting and Voting Recommendation of Our Board of Directors (the “Board”)

Proposals	Board Vote Recommendation	Page
1. Elect the two Class I director nominees named in this Proxy Statement	FOR each nominee	7
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	26
3. Approve, on an advisory basis, the compensation paid by the Company to its named executive officers	FOR	29
4. Approve an amendment and restatement of the Company’s 2019 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder	FOR	40
Proposal No. 1: Election of Director Nominees
We are asking you to vote for the election of Anne Borgman, M.D., and John G. Houston, Ph.D., as Class I directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
We are asking you to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although stockholder ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, our Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in the view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting.
Proposal No. 3: Advisory Vote to Approve Executive Compensation
We are asking you to vote to approve, on an advisory basis, the compensation paid by the Company to its named executive officers. The approval or disapproval of this proposal by stockholders will not require the Board or its compensation committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of our executive officers remains with the Board and the compensation committee.
Proposal No. 4: Approval of an Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan to, among other items, Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder
We are asking you to vote to approve an Amended and Restated 2019 Omnibus Incentive Plan that has been amended, in pertinent part, to increase the number of shares of common stock authorized for issuance thereunder.
Other Proposals
The Board is not aware of any matters that will be brought before the Annual Meeting that are not referred to in the enclosed Proxy Card. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Important Notice Regarding the Internet Availability of Proxy Materials

The Notice of Annual Meeting, the Proxy Statement, and the 2025 Annual Report are available at www.proxyvote.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Attending the Annual Meeting

You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ NXTC2026 and using your 16-digit control number included on your Notice, on your Proxy Card, or on the instructions that accompanied your Proxy Materials to enter the meeting.
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you. If your shares are held in a stock brokerage account or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name, your broker, bank, trustee, or other nominee is considered, with respect to those shares, the stockholder of record, and the Notice or voting instructions are being forwarded to you by that organization.
The virtual meeting platform is fully supported across major web browsers and multiple device types running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Please allow ample time for online check-in, which will begin at 10:45 a.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page. We will endeavor to answer as many questions submitted by stockholders as time permits at the Annual Meeting. Further information regarding procedures for asking questions and rules of conduct for the meeting will be posted on the virtual meeting login page. A replay of our Annual Meeting webcast will be available at www.virtualshareholdermeeting.com/NXTC2026 and will remain there for one year.
We believe that conducting the Annual Meeting as a virtual meeting will encourage higher levels of stockholder participation while also helping us reduce environmental and other costs associated with the Annual Meeting.
Stockholders Entitled to Vote

The Board has set April 22, 2026 as the record date for the Annual Meeting. If you were the owner of our common stock at the close of business on the record date, you are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date. At the close of business on the record date, there were 3,607,555 shares of our common stock issued, outstanding and entitled to vote.
A list of stockholders of record entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Quorum

A majority of our issued and outstanding shares of common stock as of the record date must be present at the Annual Meeting, either in attendance or by proxy, to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you either attend our Annual Meeting or properly submit your proxy prior to the Annual Meeting. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Voting Methods

Voting Before the Meeting
To vote your shares before the Annual Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the Proxy Materials by mail, you may also vote by signing and submitting your Proxy Card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. We encourage you to vote before the Annual Meeting even if you plan to attend the Annual Meeting, so that your shares will be represented whether or not you are able to attend the meeting.
Voting At the Meeting
Stockholders may vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/NXTC2026. To participate in the Annual Meeting, you will need the 16-digit control number. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance to ensure your vote will be counted if you later decide not to attend the Annual Meeting.
Street Name Holders
If you are a beneficial owner who holds your shares in street name, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares held in your account. You should follow the instructions in the Notice or voting instructions provided to you by that organization to vote your shares or direct the organization on how to vote your shares.
Vote Requirements

Proposal No. 1: Director Nominee Election
For a director to be elected, the director must receive the affirmative vote of a majority of the votes cast in the election.
Proposal No. 2: Ratification of Independent Registered Public Accounting Firm
The affirmative vote of the majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the matter is required to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Proposal No. 3: Advisory Vote to Approve Executive Compensation
For advisory approval of the compensation of the Company’s named executive officers, the proposal must receive the affirmative vote of the majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the matter.
Proposal No. 4: Approval of an Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan to, among other items, Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder
To approve the proposed amendment and restatement of our 2019 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder, the proposal must receive the affirmative vote of the majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the matter.

How Your Shares Will Be Voted

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the election of each director nominee and on Proposal Nos. 2, 3 and 4. If you vote “ABSTAIN” on any proposal, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. An abstention will have no effect on the outcome of the election of our directors, but will have the same effect as a vote “AGAINST” Proposal Nos. 2, 3 and 4.
Banks, brokerage firms, and other nominees (generally referred to as “brokers”) who hold our shares in street name for their customers generally have authority to vote on “routine” proposals even when they have not received voting instructions from the beneficial owners of the shares. However, they are precluded from exercising their voting discretion with respect to the election of directors or other non-routine matters. A “broker non-vote” occurs when your broker does not receive voting instructions with respect to a proposal and the broker is not permitted to vote such shares because it does not have discretionary authority to do so. Broker non-votes will have no impact on the voting results.
At the Annual Meeting, we expect that a broker will have discretionary authority to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2) and the adjournment proposal (Proposal No. 5), but not with respect to any of the other proposals. We do not expect that there will be any broker non-votes on Proposal No. 2, because brokers will have discretionary authority to vote shares on this proposal.
If you are a stockholder of record and you properly sign and return a Proxy Card, your shares will be voted as you direct. If no instructions are indicated on such Proxy Card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, including “FOR” for all director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the approval of the Company’s compensation of its named executive officers, and “FOR” the amendment and restatement of our 2019 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder.
Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this Proxy Statement may be revoked by the person giving it at any time before the final vote at the Annual Meeting by submitting a written notice of revocation by mail to NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland, 20705. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone, by signing and returning a new Proxy Card by mail (only your latest proxy timely submitted prior to the Annual Meeting will be counted), or by attending and voting during the online Annual Meeting. Attending the Annual Meeting, by itself, will not revoke a previously submitted proxy. Holders in street name should follow the instructions provided to you by your broker, bank, trustee, or other nominee regarding how to revoke a proxy previously submitted.
Solicitation of Proxies

Our Board is making this solicitation and we will bear the entire cost of preparing, assembling, printing, mailing, and distributing these Proxy Materials and soliciting votes. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of common stock, and normal handling charges may be paid for such forwarding service. The Company has hired Campaign Management LLC to solicit proxies with respect to the Annual Meeting, for a fee of $9,500, plus reasonable expenses, associated with these services. Officers and other of our employees, who will receive no additional compensation for their services, may solicit proxies by mail, email, or via the Internet, personal interview, or telephone.

PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTORS
Overview

Our Board is divided into three classes, with each class having staggered three-year terms. Our Board currently consists of seven members, with Classes I and II each being comprised of two directors and Class III being comprised of three directors.
At the Annual Meeting, two Class I directors will be elected to hold a three-year term expiring at our 2029 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. Anne Borgman, M.D. and John G. Houston, both of whom currently are Class I directors, are nominees for election at the Annual Meeting.
The nominating and corporate governance committee has recommended, and the Board has approved, the nomination of each of the two director nominees named in this Proxy Statement to stand for election at the Annual Meeting.
Each of the nominees has consented to serve if elected. However, if any of the nominees fails to stand for election, declines to accept election, or is otherwise unavailable for election prior to our Annual Meeting, proxies solicited by our Board will be voted by the proxy holders for the election of any other person or persons as the Board may recommend, or our Board, at its option, may reduce the number of directors that constitute the entire Board and any class thereof.
Director Qualifications

The nominating and corporate governance committee of the Board is tasked with annually considering the size, composition, and needs of the Board and, as appropriate, recommending the nominees for directors to the Board for approval. The nominating and corporate governance committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are the general criteria for the evaluation of current and proposed directors:
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high standards of integrity, commitment, independence of thought and judgment;

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diversity of talent, skill, and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests, which may include experience at senior levels of public companies, leadership positions in the life sciences, healthcare, or public health fields, science or technology backgrounds, and financial experience;

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confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management, and all of our relevant stakeholders;

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ability to devote sufficient time, energy, and attention to corporate affairs;

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active participation in the decision-making process, willingness to make difficult decisions in the best interests of the Company and our stockholders and demonstrate diligence and faithfulness in attending Board and committee meetings; and

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freedom from any conflict of interest that would impair the person’s ability to fulfill the responsibilities of a member of the Board.

We have no formal policy regarding board diversity; however, the nominating and corporate governance committee and the Board may consider factors such as gender, ethnicity, race and other characteristics when evaluating how a candidate for director could contribute to the overall diversity of the Board. The nominating and corporate governance committee and the Board evaluate each individual in the context of the composition of the Board as a whole, with the objective of assembling a group that maximizes the success of the business and represents stockholder interests through the exercise of sound judgment using its diversity of experience.

Stockholder Nominations

The nominating and corporate governance committee will review and evaluate candidates for election to the Board suggested in writing by a stockholder and will make a recommendation to the Board using the same criteria as it does in evaluating candidates submitted by members of the Board. Any such suggestions should be submitted to the Corporate Secretary, NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.
The nominating and corporate governance committee will also review and evaluate candidates directly nominated by stockholders for election to the Board, taking into consideration whether nominations are in accordance with the procedures to nominate directors set forth in our bylaws. Any stockholder who wishes to recommend a candidate for consideration by the nominating and corporate governance committee should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals and Nominations to be Included in Next Year’s Annual Meeting.”
Board Composition

Set forth below are some of the experiences, qualifications, attributes, and skills possessed by the nominees for election to the Board and our continuing directors.

Anne Borgmann	Ellen Feigal	John Houston	Elaine Jones	David Kabakoff	Michael Richman	Stephen Webster
Qualifications and Experience							
Industry Expertise	●	●	●	●	●	●	●
Operational Leadership	●	●	●	●	●	●	●
Growth-Stage Companies	●	●	●	●	●	●	●
Public Company Financing	●		●	●	●	●	●
Business Development and M&A			●	●	●	●	●
Accounting or Financial Experience				●	●		●
Other Public Company Board Experience	●	●	●	●	●	●	●
Legal, Compliance, and Risk Management				●		●	●
Scientific or Medical Training	●	●	●	●	●		
Clinical Trials and Regulatory Experience	●	●	●		●		
Product Launch, Commercialization, and Marketing	●	●					●
Board Tenure and Age							
Director Since	2021	2021	2020	2015	2015	2015	2019
Age	58	71	66	71	78	65	65

Nominees and Continuing Directors

Biographical information for each person nominated for election as a director at the Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting is set forth below, including age, term of office, and business experience, including directorships with publicly traded companies during the past five years. In addition, for each person, we have included information regarding the business or other experience, qualifications, attributes, or skills that factored into the determination by the nominating and corporate governance committee and our Board that each such person should continue to serve as a director.
Class I Director Nominees up for election to Terms Expiring in 2029
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE TWO CLASS I DIRECTOR NOMINEES LISTED IMMEDIATELY BELOW.

Anne Borgman, M.D.
Independent Director Since: October 2021 Committee Service: • Nominating and Corporate Governance Committee Age: 58 Other Public Boards: • Curis, Inc.
Experience and Expertise
Dr. Borgman is experienced developer of oncology drugs, and presently is the Chief Medical Officer of Circle Pharma. She previously served as the Chief Medical Officer of Sutro Biopharma, Inc., a biotechnology company, from February 2023 until March 2025. Before taking that role, Dr. Borgman was the Principal of AEB Hematology Oncology Development Consulting, a position held from November 2021 to February 2023, where she provided strategic and tactical/operational clinical development consulting. Dr. Borgman also served as Vice President and Global Therapeutic Area Lead, Hematology-Oncology of Jazz Pharmaceuticals plc, a global biopharmaceutical company, from 2019 to 2021.
Prior to joining Jazz Pharmaceuticals, she served as Vice President, Clinical Research & Development at Exelixis Biopharmaceuticals, Inc. from 2012 to 2019, and has previously served as Global Therapeutic Area Head Oncology at Abbott Laboratories, and as Chief Medical Officer for biotech companies in the Bay Area.
Dr. Borgman currently serves on the board of directors at Curis, Inc., a public biotechnology company focused on the development of therapeutics for the treatment of cancer, and NiKang Therapeutics Inc., a private clinical stage biotechnology company focused on developing small molecule oncology medicines. Dr. Borgman completed her clinical and research fellowship at the University of California, Los Angeles, Section of Pediatric Hematology Oncology and Bone Marrow Transplant, and prior to that completed her pediatric residency at Baylor College of Medicine/Texas Children’s Hospital. Dr. Borgman received her Bachelor of Science in Biochemistry from the University of Illinois and received her M.D. from the Loyola University of Chicago Stritch School of Medicine. Dr. Borgman is licensed to practice medicine in the states of California and Illinois. Dr. Borgman held an adjunct faculty member position at Stanford University School of Medicine, Department of Pediatrics, Division of Hematology, Oncology, Stem Cell, Transplantation, and Cancer Biology and formerly was an Attending Clinical Associate at the University of Chicago, Department of Pediatric Oncology and Stem Cell Research.

Qualifications
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Extensive experience in the pharmaceutical and biotech industry as a senior executive and director

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Extensive experience in oncological drug development, clinical research and trials, including for ADCs

John G. Houston, Ph.D.
Independent Director Since: September 2020 Committee Service: • Compensation Committee (Chair) Age: 66 Other Public Boards: • Arvinas Inc.
Experience and Expertise
Dr. Houston most recently until his retirement in February 2026 served as President, Chief Executive Officer, and board member of Arvinas Inc., a clinical-stage biotechnology company since his appointment in September 2017. He continues to serve as a board member of Arvinas. He previously served as Arvinas’ President of Research Development and Chief Scientific Officer from January 2017 to September 2017. Dr. Houston also currently serves as a director of several privately held companies, including Oerth Bio LLC, Cybrexa, Inc. and Connecticut United for Research Excellence Inc (also known as BioCT). Prior to joining Arvinas, he spent more than 18 years at Bristol Myers Squibb Company (“BMS”) in roles of increasing responsibility and had accountability for all Discovery Biology disease teams, as well as various Discovery technology departments. He was the senior vice president of Specialty Discovery and R&D Site Development at BMS from September 2015 to August 2016 and previously worked in various roles across BMS’ Discovery Biology, Applied Biotechnology and Early Discovery Chemistry departments. While at BMS, Dr. Houston was a member of the BMS senior executive leadership team, which reviewed and approved over 200 pre-clinical candidates for progression into early development, several of which advanced into late-stage clinical trials, and toward commercialization. He was also the principal architect and driver of the “Leveraging Technology” initiative at BMS, which led to an industry-leading integrated lead discovery and optimization process. Prior to joining BMS, he worked at Glaxo Welcome Research and Development in the United Kingdom, where he served as head of the Lead Discovery Unit. Dr. Houston obtained a B.Sc. in Medical Microbiology from Glasgow University and a Ph.D. in Microbial Biochemistry from Heriot-Watt University, Edinburgh.

Qualifications
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Scientific training, and extensive experience in the pharmaceutical industry as a senior executive and director

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Service on the boards of other public and private biopharmaceutical and biotechnology companies

Continuing Directors — Class II Directors with Terms Expiring in 2027
Elaine V. Jones, Ph.D.

Independent
Director Since: December 2015
Committee Service:
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Audit Committee

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Nominating and Corporate Governance Committee (Chair)

Age: 71
Other Public Boards:
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CytomX Therapeutics, Inc.

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HBM Healthcare Investments Ltd.

Experience and Expertise
Dr. Jones served as Vice President, Worldwide Business Development and Senior Partner at Pfizer Ventures, a life sciences investment company, where she was responsible for making and managing venture investments of strategic interest to Pfizer Inc., from December 2008 to April 2019. Prior to joining Pfizer, Dr. Jones was a General Partner with EuclidSR Partners. She began her private equity career in 1999 at S.R. One, GlaxoSmithKline’s venture fund. Before that, she was Director of Scientific Licensing for SmithKline Beecham and a research scientist for SmithKline Beecham Pharmaceutical R&D. Dr. Jones has served on the board of directors of publicly traded CytomX Therapeutics, Inc., a clinical-stage biopharmaceutical company, since May 2019 (she also previously served on CytomX’s board from December 2014 to June 2016), and HBM Healthcare Investments Ltd., a healthcare investment portfolio company, since June 2021. She also served on the board of Ibere Pharmaceuticals from February 2021 to March 2023, and Gritsone Oncology, Inc. from September 2019 to March 2025. Dr. Jones currently serves on the board of directors for various privately held companies, including BOOST Pharma ApS, Mironid Ltd. and Bionyra Pharma SAS, and as a trustee of Juniata College. Dr. Jones previously served on the boards of directors of several publicly traded healthcare companies, including Mersana Therapeutics, Inc. from February 2015 to June 2018, Mirna Therapeutics, Inc. from December 2012 to June 2016, Aquinox Pharmaceuticals, Inc. from June 2010 to February 2015 and Flexion Therapeutics, Inc. from December 2009 to June 2014. Dr. Jones received a B.S. in biology from Juniata College and a Ph.D. in microbiology from the University of Pittsburgh.

Qualifications • Scientific Training • Pharmaceutical industry background • Extensive experience in the venture capital industry

Ellen G. Feigal, M.D.
Independent Director Since: October 2021 Committee Service: • Compensation Committee Age: 71 Other Public Boards: • Xencor, Inc. • Prescient Therapeutics Ltd.
Experience and Expertise
Dr. Feigal has served as a Partner and Head of the Biologics Practice at NDA Partners LLC since 2014. NDA Partners is part of ProPharma Group, a life sciences management consulting and contract development organization. Dr. Feigal also currently serves as a board member for Xencor, Inc. and Prescient Therapeutics Ltd. She also presently serves as a director for the Foundation for Cell and Gene Medicine. Dr. Feigal formerly served as Acting Director of the Division of Cancer Treatment/ Diagnosis at the National Cancer Institute; Senior Vice President of Research and Development at the California Institute for Regenerative Medicine; Executive Medical Director, Global Development, at Amgen; Chief Medical Officer at Insys Therapeutics; and a Founding Director of the American Course on Drug Development and Regulatory Sciences at the University of California, San Francisco (UCSF). Prior to her position at UCSF, Dr. Feigal was Director of Medical Devices and Imaging at the Critical Path Institute and Vice President of Clinical Sciences at the Translational Genomics Research Institute. Dr. Feigal received her M.D. from the University of California, Davis and completed an internal medicine residency at Stanford University and a hematology/oncology fellowship at University of California, San Francisco, and currently serves as an adjunct professor at Arizona State University Sandra Day O’Connor College of Law.

Qualifications • Extensive experience in the pharmaceutical industry as a senior executive and director • Service on the boards of other public and private companies

Continuing Directors — Class III Directors with Terms Expiring in 2028
David Kabakoff, Ph.D.
Independent Director Since: December 2015 Committee Service: • Audit Committee • Nominating and Corporate Governance Committee Age: 78
Experience and Expertise
Dr. Kabakoff currently serves as Executive Advisor to Sofinnova Investments, Inc., a clinical-stage biopharmaceutical venture capital firm, after having served as Executive Parter between May 2007 and December 2025. He also is a Senior Advisor to HealthQuest Capital, a health care innovation venture capital firm, since May 2012. Dr. Kabakoff currently serves on the board of directors of the privately-held life sciences company RareCyte, Inc. He Kabakoff previously served as a director of several other publicly traded and privately held life sciences companies, including Castle Biosciences, Inc. from September 2017 to August 2021, Principia Biopharma, Inc. from June 2016 to August 2018 in advance of Principia’s September 2018 initial public offering, publicly traded lnterMune, Inc. from November 2005 to September 2014, and Amplimmune from 2007 until its acquisition by AstraZeneca plc in October 2013. In 2001, Dr. Kabakoff co-founded Salmedix, Inc., a company that developed cancer drug treatments, served as the company’s Chairman and Chief Executive Officer and led its acquisition in June 2005 by Cephalon, Inc. Previously, Dr. Kabakoff served as Executive Vice President of Dura Pharmaceuticals, Inc., as President and Chief Executive Officer of Spiros, a pharmaceutical company, as Chief Executive Officer of Corvas International, Inc., a developer of biotherapeutics, and in senior executive positions with Hybritech, a biotechnology company. Dr. Kabakoff received a B.A. in chemistry from Case Western Reserve University and a Ph.D. in chemistry from Yale University.

Qualifications • Extensive experience in the biotechnology industry • Extensive experience in the venture capital industry

Michael Richman
Director Since: October 2015 Age: 65
Experience and Expertise
Mr. Richman co-founded NextCure and has served as its President, Chief Executive Officer and a member of the Board since October 2015. Mr. Richman served as President and Chief Executive Officer of Amplimmune, Inc. (now MedImmune, LLC), a biopharmaceutical company focused on immuno-oncology, from 2007 to August 2015, including through Amplimmune’s acquisition by AstraZeneca plc in October 2013. Before Amplimmune, Mr. Richman served as Executive Vice President and Chief Operating Officer of MacroGenics, Inc., a biopharmaceutical company focused on the treatment of cancer, from 2002 to 2007. Mr. Richman joined MacroGenics with approximately 20 years’ experience in corporate business development within the biotechnology industry. Mr. Richman was previously a member of the board of directors of GenVec, Inc. from April 2015 until its acquisition by Intrexon Corporation in June 2017, Opexa Therapeutics, Inc. from June 2006 until its acquisition by Acer Therapeutics in September 2017, and Pieris Pharmaceuticals, Inc. from December 2014 until it merged with Palvella Therapeutics, Inc. in December 2024. He also served as a director of Madison Vaccines, Inc., a private company, from 2014 to 2024. Mr. Richman received a B.S. in genetics and molecular biology from the University of California at Davis and an M.S.B.A. in international business from San Francisco State University.

Qualifications
•
Service as our President and Chief Executive Officer

•
Prior service as an executive of and on the boards of other private and public life sciences companies

•
Extensive knowledge of our company and industry, including comprehensive experience in financing, corporate management, research and business development

Stephen W. Webster
Independent Director Since: April 2019 Committee Service: • Audit Committee (Chair) • Compensation Committee Age: 65 Other Public Boards: • Cullinan Therapeutics, Inc.
Experience and Expertise
Mr. Webster served as the Chief Financial Officer of Spark Therapeutics, Inc., a publicly traded biotechnology company, from July 2014 until its acquisition by Roche in December 2019. He currently serves as a director and audit committee chair of the publicly traded life sciences company Cullinan Therapeutics, Inc., a directorship held since October 2020. Mr. Webster previously served on the board of directors of TCR2 Therapeutics Inc., Viking Therapeutics, Inc., Nabriva Therapeutics AG, and Gritstone Oncology, Inc. Mr. Webster was also previously Senior Vice President and Chief Financial Officer of Optimer Pharmaceuticals, Inc. (“Optimer”), a publicly traded biotechnology company, from July 2012 until its acquisition by Cubist Pharmaceuticals, Inc. in October 2013. Prior to joining Optimer, Mr. Webster served as SVP and Chief Financial Officer of Adolor Corporation, a biopharmaceutical company, from 2008 until its acquisition by Cubist Pharmaceuticals, Inc. in 2011. From 2007 until joining Adolor Corporation in 2008, Mr. Webster served as Managing Director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital). Mr. Webster served as co-founder, President and Chief Executive Officer for Neuronyx, Inc., a biopharmaceutical company, from 2000 to 2006. Mr. Webster previously served in positions of increased responsibility, including as Director, Investment Banking Division, Health Care Group for PaineWebber Incorporated. Mr. Webster received an A.B. in economics from Dartmouth College and an M.B.A. in finance from The Wharton School of the University of Pennsylvania.

Qualifications • Extensive experience in the biopharmaceutical industry • Service as chief financial officer and on the boards of other public companies

CORPORATE GOVERNANCE AND OUR BOARD OF DIRECTORS
Board Leadership and Governance Structure

The following table details certain basic information on our directors as well as the composition of the Board and its standing committees (including the number of meetings held during the year ended December 31, 2025):
				Committee Memberships
Name	Age	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance
Anne Borgman, M.D.	58	2021	✔			✔
Ellen G. Feigal, M.D.	71	2021	✔		✔
John G. Houston, Ph.D.	66	2020	✔		©
Elaine V. Jones, Ph.D.	71	2015	✔	✔		©
David Kabakoff, Ph.D.	78	2015	✔	✔		✔
Michael Richman	65	2015
Stephen W. Webster	65	2019	✔	©	✔
Number of 2025 Meetings			Board: 5	4	4	4
✔ = Member
© = Chair
Director Independence
The Board has determined that none of our directors other than Mr. Richman, who is also our Chief Executive Officer, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Stock Market, LLC (“Nasdaq”). In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”
Executive Sessions
The independent directors meet in regular executive sessions to, among other matters, review the performance of the Chief Executive Officer. The Chair of the Board leads regularly scheduled meetings of independent directors following Board meetings to discuss matters as such independent directors consider appropriate.
Board Leadership Structure
Dr. Kabakoff currently serves as Chair of the Board. The Board believes that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current board leadership structure is appropriate at this time. However, our amended and restated bylaws and corporate governance guidelines provide the Board with flexibility to combine or separate the positions of Chair and Chief Executive Officer and to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
The duties of the Chair of the Board include the following:
•
Overseeing that the Board governance policies and practices are in place.

•
Approving Board meeting agendas.

•
Working with Committee chairs to set Committee agendas, consider strategic issues facing the Company and gather input from other Board members and the Chief Executive Officer.

•
Presiding over Board and annual stockholder meetings.

•
Attending Committee meetings as appropriate.

•
Coordinating effective communication between respective Committee chairs and management.

•
Overseeing orientation for new directors and ongoing education for directors.

•
Overseeing that the Board receives accurate, timely and clear information on:

•
the Company’s performance;

•
the issues, challenges, and opportunities facing the Company; and

•
matters reserved to it for decision.

•
Facilitating effective communication and constructive relationships between the Board and management.

•
Serving as spokesperson for the Board.

•
Meeting with stockholders when Board engagement is requested.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable SEC and Nasdaq standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the “Investors — Governance” section of our website at www.nextcure.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.
Audit Committee
The primary function of our audit committee is to oversee our corporate accounting and financial reporting process. Our audit committee’s responsibilities include:
•
appointing and retaining, approving the compensation of, overseeing, and evaluating the independence, qualification and performance of our independent registered public accounting firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, and the prompt reporting of violations of our code of business conduct and ethics;

•
reviewing our critical accounting policies and estimates;

•
discussing our risk management policies;

•
reviewing and approving or ratifying any related person transaction; and

•
preparing the audit committee report required to be included in our annual Proxy Statement.

The members of our audit committee are Dr. Jones, Dr. Kabakoff and Mr. Webster, who serves as the chair of the committee. The Board has determined that each of the members of our audit committee satisfies the financial literacy and sophistication requirements of the SEC and the Nasdaq listing rules. In addition, the Board has determined that Mr. Webster qualifies as an “audit committee financial expert” under SEC rules. Under SEC rules, members of our audit committee must also meet heightened independence standards. The Board has determined that each of the members of our audit committee is independent under the applicable heightened SEC standards and Nasdaq listing rules.
Compensation Committee
Our compensation committee oversees policies relating to compensation and benefits of our officers and employees. The compensation committee reviews, approves, and recommends to the Board corporate goals and objectives relevant to compensation of our executive officers, and evaluates the performance of these officers in light of those goals and objectives. The compensation committee reviews and approves compensation for our executive officers at least annually. In making compensation decisions for executive officers other than our Chief Executive Officer, the compensation committee meets with and discusses such decisions with our Chief Executive Officer. The compensation committee separately meets without our Chief Executive Officer to deliberate and approve our Chief Executive Officer’s compensation. The compensation committee also reviews and approves the issuance of stock options and other awards to our executive officers. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter. The members of our compensation committee are Dr. Feigal, Mr. Webster and Dr. Houston, who serves as chair of the committee. Each of the members of our compensation committee is independent under the applicable Nasdaq listing rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The compensation committee also oversees and advises the Board with respect to Company’s compliance with the rules and regulations of the SEC and Nasdaq related to the disclosure of, and stockholder approval of, certain executive compensation matters and equity compensation plans.
The compensation committee’s charter permits the compensation committee to delegate to one or more executive officers the power to grant options or other stock awards pursuant to equity-based incentive plans to employees who are not directors or executive officers.
To assist in carrying out its responsibilities, the compensation committee is authorized to retain the services of independent advisors. The compensation committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, to serve as an independent consultant to the compensation committee for 2025. During 2025, Pearl Meyer provided advice to the compensation committee on matters related to, among other things:
•
compensation of our executive officers, including providing the compensation committee with data and analysis to support compensation decisions; and

•
the design of our director compensation program.

Prior to engaging Pearl Meyer, the compensation committee considered and assessed Pearl Meyer’s independence. To help ensure Pearl Meyer’s continued independence and to avoid any actual or apparent conflict of interest, the compensation committee regularly, but not less than annually, reassesses Pearl Meyer’s independence and does not permit Pearl Meyer to be engaged to perform any services to us beyond those services provided to the compensation committee. The compensation committee has sole authority to select, retain or terminate its executive compensation consultants and to approve their fees and other retention terms.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, our nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to the Board concerning governance matters. The members of our nominating and corporate governance committee are Dr. Borgman, Dr. Kabakoff and Dr. Jones, who serves as chair of the committee. Each of the members of our nominating and corporate governance committee is independent under the applicable Nasdaq listing rules.
Meeting Attendance

During 2025, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such person served, which includes any meetings of each committee of the Board on which he or she served during such director’s time in office. All members of the Board are encouraged to attend the annual meeting of stockholders and 5 of 7 directors attended our 2025 annual meeting of stockholders.
Other Governance Matters

Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including those officers responsible for financial reporting. A current copy of the code of business conduct and ethics is available under the “Investors — Governance” section of our website www.nextcure.com. In the event that any future amendments to the code or any waivers of its requirements are made, we intend to disclose such items on our website.
Role of the Board in Risk Oversight
The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas.
In particular, the Board monitors and assesses strategic risk exposure and our audit committee oversees our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. Our audit committee also monitors compliance with legal and regulatory requirements, oversees risk management associated with the Company’s information technology and data security and considers and approves or disapproves any related person transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices and of the Board. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. While each committee evaluates certain risks and oversees the management of such risks, our entire Board is regularly informed about the risks overseen by the committees through committee reports.
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.
With respect to cybersecurity, the Board is briefed by management and the audit committee on key cyber risks facing the Company at least annually, and more often as warranted. The Company also maintains insurance coverage for certain liabilities associated with cyber risks and all employees receive a comprehensive training on cybersecurity best practices, including strategies to identify phishing attacks.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our Corporate Governance Guidelines are intended to serve as a flexible framework for the conduct of the Board’s business and are available under the “Investors — Governance” section of our website at www.nextcure.com.
Limits on Outside Board Service
The Company recommends that all directors limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings. Pursuant to our Corporate Governance Guidelines, no director may serve on more than four public company boards of directors (including the Company’s Board), and the CEO, if a member of the Board, shall serve on no more than a total of three, without the Board’s consent.
Members of the audit committee may not simultaneously serve on the audit committee of more than three public companies, including the Company’s, unless the Board has determined that such service would not impair the ability of the member to effectively serve on the Company’s audit committee. The chairperson of the audit committee may not serve as the chairperson of the audit committee of any other public company absent waiver granted by the Board. Mr. Webster currently serves as our audit committee chair and, pursuant to a waiver granted by our Board, also serves as audit committee chair of Cullinan Therapeutics, Inc.
CEO Succession Planning
The Board, with the assistance of the nominating and corporate governance committee, annually reviews and considers the Company’s succession plan for the position of Chief Executive Officer and certain other senior officers and managers. To assist the Board, the Chief Executive Officer annually provides the Board with an assessment of senior officers and managers and their potential to succeed him. He also provides the Board with an assessment of persons considered potential successors to certain senior management positions, including a review of any development plans recommended for such individuals.
In addition, the Chief Executive Officer prepares, on a continuing basis, a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company, if all or a portion of the senior officers should unexpectedly become unable to perform their duties. The short-term succession plan shall be in effect until the Board has the opportunity to consider the situation and take action, when necessary. The Board reviews and updates, as necessary, both the short-term and long-term succession plans for the Chief Executive Officer and other senior management positions on an annual basis.
Director Orientation and Continuing Professional Development
We provide orientation for new directors to assist them in understanding the Company’s business as well as an introduction to the Company’s senior management. Further, our nominating and corporate governance committee arranges for our Board meetings to periodically include education sessions focused on timely topics related to the Company’s industry and business, and to the legal and ethical responsibilities of board members, and the Company encourages directors to participate in relevant independent continuing education programs. Directors receive reimbursement for the reasonable expenses of such participation upon advanced approval from the Company.
Insider Trading Policy
We have adopted a Trading Compliance Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, and have implemented processes for the Company, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards of Nasdaq. A copy of our Insider Trading Policy is filed with our 2025 Annual Report on Form 10-K as Exhibit 19.
Prohibition of Hedging
Our Trading Compliance Policy prohibits our directors, officers, employees, and agents (such as consultants and independent contractors) and their spouses or other members of their households from entering into hedging or monetization transactions or similar arrangements with respect to our securities without advance approval from our Chief Operating Officer or General Counsel.
Clawback Policy
In 2023, the compensation committee approved a Policy on Recoupment of Incentive Compensation designed to be compliant with Nasdaq listing standards implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The policy requires that the Company recoup erroneously awarded incentive-based compensation received by current and former executive officers following certain financial restatements, and applies to any incentive-based compensation received by a covered executive on or after October 2, 2023. A copy of our Policy on Recoupment of Incentive Compensation is filed with our 2025 Annual Report on Form 10-K as Exhibit 97.
Communications with the Board

The Board has adopted a procedure for receiving and addressing communications from our stockholders and other interested parties. Stockholders and others who wish to communicate with the Board, any group of directors, or any individual director can write to: NextCure, Inc. 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705, Attn: Secretary. Your communication should prominently display the legend “BOARD COMMUNICATION.” Any such communication will be copied into our files and forwarded to the relevant individual or group to which the communication was addressed at or prior to the next meeting of the Board.
Certain communications unrelated to the duties and responsibilities of the Board will not be forwarded, including spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, and any communication determined to be frivolous, irrelevant, unduly hostile, threatening, illegal or similarly unsuitable.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Program

Pursuant to our Non-Employee Director Compensation Program, our non-employee directors receive annual cash compensation as follows:
•
the Chair of the Board receives a $70,000 annual retainer and each other non-employee director receives $40,000;

•
the chair of our audit committee receives a $15,000 annual retainer and each other member receives $7,500;

•
the chair of our compensation committee receives a $10,000 annual retainer and each other member receives $5,000; and

•
the chair of our nominating and corporate governance committee receives an $8,000 annual retainer and each other member receives $4,000.

All fees under the Non-Employee Director Compensation Program are paid quarterly in arrears and are pro-rated for any partial quarters of service, and no per meeting fees are paid, except that we reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings. Our cash compensation paid to non-employee directors in 2025 did not change as compared to the 2024 program.
Under the Non-Employee Director Compensation Program, each non-employee director is also entitled to receive an annual stock option award to purchase shares of our common stock, 3,510 shares (increased from 2,337 shares of our common stock in 2024) for the Chair of the Board and 2,340 shares for all other directors (increased from 1,558 shares of our common stock for all directors in 2024), that vests on the earlier of one year from the grant date of the award or the date of the next annual meeting of the stockholders, subject to continued service through the vesting date. Annual stock option grants for non-employee directors who were initially elected in the 12 months preceding the annual grant date are pro-rated on a monthly basis for time in service. In addition, each non-employee director who is elected or appointed to the Board is entitled to receive an initial stock option award to purchase 4,680 shares (increased from 3,116 shares of our common stock in 2024) that vests in three equal annual installments commencing on the grant date of the award, subject to continued service through the applicable vesting date. For clarity, all numbers of shares for 2024 reported in this paragraph reflect the 12 for 1 reverse stock split that became effective on July 14, 2025. All stock options granted pursuant to the Non-Employee Director Compensation Program are subject to the terms and provisions of the NextCure, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”).

2025 Director Compensation Table

The table below sets forth information on the compensation of all our non-employee directors for the year ended December 31, 2025. Michael Richman, our President and Chief Executive Officer, is also a member of the Board, but did not receive any additional compensation for his service as a director. Please see the “2025 Summary Compensation Table” for the compensation received by Mr. Richman with respect to 2025.
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
David Kabakoff, Ph.D.	$81,500	$9,781	$91,281
Anne Borgman, M.D.	$44,000	$6,521	$50,521
Ellen Feigal, M.D.	$45,000	$6,521	$51,521
John G. Houston, Ph.D.	$50,000	$6,521	$66,521
Elaine V. Jones, Ph. D.	$55,500	$6,521	$62,021
Stephen Webster	$60,000	$6,521	$66,526

(1)
Amounts in this column reflect the full grant date fair value of stock option awards granted during the year as measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 and do not correspond to the actual value that may be recognized by the director in connection with the applicable awards. See Note 13 to our audited financial statements included in the 2025 Annual Report regarding assumptions underlying the valuation of equity awards.

Outstanding Equity Awards for Directors at Fiscal Year-End

The following table provides information regarding equity awards held by our non-employee directors that were outstanding as of December 31, 2025:
Name	Options Outstanding
David Kabakoff, Ph.D.	14,366
Anne Borgman, M.D.	8,730
Ellen Feigal, M.D.	8,730
John G. Houston, Ph.D.	9,942
Elaine V. Jones, Ph. D.	9,697
Stephen Webster	9,697

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026 and is asking stockholders to ratify this appointment at the Annual Meeting.
EY has audited our financial statements annually since 2018. A representative of EY is expected to attend this year’s Annual Meeting and will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. In making its recommendation to the Board to select EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the audit committee determined that retention of EY is in the best interests of the Company and our stockholders. Information regarding fees billed by EY for our 2025 and 2024 fiscal years is set forth under “Relationship with Independent Registered Public Accounting Firm” below.
Our bylaws do not require that stockholders ratify the appointment of our independent registered public accounting firm. However, we are seeking ratification because we believe it is a matter of good corporate governance. In the event that stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain EY, but may ultimately determine to retain EY as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee may, in its sole discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that it is advisable to do so.

OUR BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2026.

Relationship with Independent Registered Public Accounting Firm

The following table shows the fees that EY billed us for professional services rendered for 2025 and 2024:
Fee Category	2025	2024
Audit Fees	$664,735	$600,272
Audit-Related Fees	$—	$—
Tax Fees	$50,264	$48,204
All Other Fees	$—	$—
Total Fees	$714,999	$648,476
Audit Fees
“Audit Fees” includes fees for professional services provided by EY in connection with the audit of our annual financial statements, review of quarterly financial statements included in our quarterly reports on Form 10-Q and registration statements, as well as services that are normally provided by EY in connection with SEC filings, including comfort letters and consents issued in connection with securities offerings, consultations on matters addressed during the audit or interim reviews, and other services normally provided in connection with regulatory filings.
Audit-Related Fees
“Audit-Related Fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included above under “Audit Fees.” There were no Audit-Related Fees during 2025 or 2024.

Tax Fees
“Tax Fees” includes fees for professional services provided by EY for tax compliance, tax advice, and tax planning. Tax Fees for 2025 consist of $50,264 for tax compliance, including the preparation, review and filing of tax returns. Tax Fees for 2024 consist of $48,204 for tax compliance, including the preparation, review and filing of tax returns.
All Other Fees
“All Other Fees” would include fees for services provided by EY that are not included in the other fee categories reported above. There were no fees that fell within this category during 2025 or 2024.
Audit Committee Pre-Approval Policies and Procedures

EY provides the audit committee with information outlining the plan and scope of EY’s audit services proposed to be performed during the year, which the audit committee reviews with EY and management. The audit committee pre-approves all services provided by EY, including audit services and non-audit services, to assure that they do not impair EY’s independence. Audit committee pre-approval requirements are subject to an exception for certain de minimis non-audit services approved by the audit committee prior to the completion of an audit. None of the EY services in 2025 and 2024 were approved by the audit committee pursuant to the de minimis exception. To ensure prompt handling of unexpected matters, the audit committee has specifically delegated to the Chair of the audit committee authority to pre-approve permissible non-audit services, subject to maximum dollar amounts. If the Chair exercises this delegation of authority, he or she reports the action taken to the audit committee at its next regular meeting.

Audit Committee Report

The primary function of the audit committee is to oversee our accounting and financial reporting processes and the external audit of our financial statements on behalf of the Board. The audit committee operates under a written charter adopted by the Board that satisfies applicable SEC and Nasdaq standards and is available in the “Investors — Governance” section of our corporate website, www.nextcure.com. The audit committee reviews the charter and proposes necessary changes to the Board on an annual basis. Each Audit Committee member is independent under applicable SEC and Nasdaq rules and our corporate governance principles.
The audit committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2025 and has discussed with EY, our independent registered public accounting firm for the fiscal year ended December 31, 2025, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from EY required under the applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence and discussed with EY its independence.
On the basis of the review and discussions referenced above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
In addition to its oversight of our corporate accounting and financial reporting process, the audit committee is responsible for the appointment, oversight, evaluation, and retention of our independent registered public accounting firm. In connection with this responsibility, the audit committee annually reviews the qualifications, performance, and independence of the independent registered public accounting firm, including the performance of the lead audit partner, and assures the regular rotation of the lead audit partner as required. In doing so, the audit committee considers a number of factors including, but not limited to, quality of services provided, technical expertise, knowledge of the industry, effective communication, and objectivity. The audit committee also considers whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
The audit committee has engaged EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and is seeking ratification of such engagement by our stockholders.
Audit Committee
Stephen Webster, Chair
David Kabakoff, Ph.D.
Elaine V. Jones, Ph.D.

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our executive officers named in the “2025 Summary Compensation Table” under the “Executive Compensation” section of this Proxy Statement, who we refer to as our “named executive officers” (or alternatively, “NEOs”) as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “Say-on-Pay,” is required by Section 14A to the Exchange Act.
Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of key strategic and business goals. The programs are designed to align the interests of our executives with those of our stockholders and consist of a combination of base salary, annual cash bonus, long-term equity incentive compensation and other employee benefits generally available to our employees.
The “Executive Compensation” section of this Proxy Statement beginning on page 32 describes our executive compensation programs and the executive compensation decisions made by the compensation committee and our Board with respect to the year ended December 31, 2025. As we describe in the Executive Compensation section of this Proxy Statement, our executive compensation programs are designed to support our business strategy and aligns the interests of our executive officers with our stockholders. Our Board believes this link between compensation and the achievement of our key strategic and business goals has helped drive Company performance over time. At the same time, we believe our executive compensation programs do not encourage excessive risk-taking by management.
For the reasons discussed above and in the Executive Compensation section of this Proxy Statement, our Board is asking stockholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the “Executive Compensation” section of this proxy statement, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is non-binding. The outcome of this advisory vote does not overrule any decision by the Company or our Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or our Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or our Board (or any committee thereof). However, our compensation committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our executives.
In alignment with the result of the advisory vote of our stockholders from our 2025 Annual Meeting regarding the frequency of Say-on-Pay votes, our Board currently plans to hold annual advisory votes to approve the compensation of our NEOs. As such, it is expected that the next advisory vote to approve the compensation of our NEOs will occur at our 2027 annual meeting of stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
Name	Position	Age
Michael Richman	President and Chief Executive Officer	65
Steven P. Cobourn, CPA	Chief Financial Officer	63
Udayan Guha, M.D., Ph.D.	Chief Medical Officer	54
Timothy Mayer, Ph.D.	Chief Operating Officer	62
Sourav Kundu, Ph.D.	Senior Vice President, Development & Manufacturing	66
Kevin G. Shaw	Senior Vice President, General Counsel	52
Michael Richman — For Michael Richman’s biographical information, see “Continuing Directors —  Class III Directors with Terms Expiring in 2028.”
Steven P. Cobourn, CPA has served as our Chief Financial Officer since January 2018. Previously, Mr. Cobourn served as Chief Financial Officer of Vaccinex, Inc., a biotechnology company, from May 2014 to January 2018. Prior to joining Vaccinex, Mr. Cobourn was the Vice President of Finance and Treasurer of Otsuka America Pharmaceutical, Inc., a private pharmaceutical company, from 2003 to April 2014, and served in other roles at Otsuka America Pharmaceutical from 1993 to 2003. Prior to joining Otsuka America Pharmaceutical, Mr. Cobourn was a Certified Public Accountant at Hass & Company LLC, an accounting firm. Mr. Cobourn received a B.S. in business administration from Drexel University and is a Certified Public Accountant.
Udayan Guha, M.D., Ph.D. has served as our Chief Medical Officer since February 2025, and before that he served as our Senior Vice President, Clinical & Translational Development since March 2023. Dr. Guha is a physician scientist with more than 15 years of clinical development experience between academia, pharma, and biotech in targeted therapy, immunotherapy, and cellular therapy. Before joining NextCure, he was VP, Head of Clinical Development at TCR2 Therapeutics, now part of Adaptimmune. Prior to TCR2 Therapeutics, Dr. Guha worked in Early Clinical Development as the Clinical Lead for several first-in-class first-in-human immunotherapy studies at Bristol Myers Squibb. Prior to joining pharma and biotech, Dr. Guha had a very productive career in academia as an Investigator at the National Cancer Institute (NCI), National Institutes of Health (NIH), Bethesda, MD where he led a bench-to-bedside-and-back program in targeted therapy in lung cancer. His laboratory research was focused on understanding tumor heterogeneity and mechanisms of resistance to epidermal growth factor receptor (EGFR) tyrosine kinase inhibitors (TKIs) using mass spectrometry-based proteomics, NGS sequencing, and mouse modeling. He also initiated several investigator-initiated clinical studies, including the first in-patient hospice and rapid/warm autopsy study to interrogate mechanisms of tumor heterogeneity at the NIH Clinical Center. Dr. Guha graduated from All India Institute of Medical Sciences (AIIMS), N. Delhi, India with an MBBS degree followed by a Ph.D. in Neuroscience at Albert Einstein College of Medicine, Bronx, NY. Subsequently, he did his Internal Medicine residency at Jacobi Medical Center and an Oncology fellowship at Memorial Sloan-Kettering Cancer Center (MSKCC) during which he also did postdoctoral research in the laboratory of Nobel Laureate, Dr. Harold Varmus.
Timothy Mayer, Ph.D. has served as our Chief Operating Officer since October 2019. Dr. Mayer previously served as our Senior Vice President, Corporate Development from December 2018 to October 2019 and our Vice President, Business Development from February 2016 to December 2018. Prior to joining NextCure, Dr. Mayer held several positions at MacroGenics, Inc., a biopharmaceutical company focused on the treatment of cancer, from 2004 to February 2016, including Senior Director, Intellectual Property from 2009 to February 2016. Prior to that, Dr. Mayer worked on biotechnology and pharmaceutical patent matters as a Technical Specialist at Banner & Witcoff, Ltd., an intellectual property law firm, from 2000 to 2004. Dr. Mayer received a B.S. in microbiology and a B.S. in biochemistry from

California Polytechnic State University and a Ph.D. in microbiology and immunology from the Pennsylvania State University College of Medicine.
Sourav Kundu, Ph.D. has served as our Senior Vice President, Development & Manufacturing since July 2021. Prior to joining NextCure, Dr. Kundu served as Vice President of Biologics R&D — CMC at Teva Pharmaceuticals from 2012 to 2021. He served as Director, Process Development at Amgen from 2004 to 2012. Prior to this, Dr. Kundu served as a Senior Manager at Aventis Behring from 1998 to 2004. Dr. Kundu received an M.S. and a Ph.D. in Chemical Engineering from Wayne State University. Dr. Kundu conducted his postdoctoral training at the Detroit Medical Center and Wayne State University School of Medicine.
Kevin G. Shaw has served as our Senior Vice President and General Counsel since August 2023, and before that he served as our Senior Vice President, Legal Affairs since May 2022. Prior to joining NextCure, Mr. Shaw served as Vice President and Deputy General Counsel at Precigen, Inc., a publicly traded biotechnology and clinical stage cell and gene therapy company (previously known as Intrexon Corporation), which he joined in January 2012. Previously, Mr. Shaw practiced law at the multinational law firm Hogan Lovells from 2000 until December 2011, where he represented both large and small life sciences companies in a range of intellectual property and transactional matters. Mr. Shaw received his juris doctor from the George Washington University Law School and his undergraduate engineering degree in chemical engineering from the University of Pennsylvania.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers (or NEOs) who are named in the “2025 Summary Compensation Table” below consistent with the rules applicable to “smaller reporting companies” under Section 14A to the Exchange Act. In 2025, our NEOs and their positions were as follows:
•
Michael Richman, our President and Chief Executive Officer;

•
Udayan Guha, M.D. Ph.D., our Chief Medical Officer; and

•
Timothy Mayer, Ph.D., our Chief Operating Officer.

Overview

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of key strategic and business goals. The programs are designed to align the interests of our executive officers with those of our stockholders and consist of a combination of base salary, annual cash bonus, long-term equity incentive compensation in the form of stock options and other employee benefits generally available to our employees. Our Board believes this link between compensation and the achievement of our key strategic and business goals has helped drive Company performance over time. At the same time, we believe our executive compensation program does not encourage excessive risk-taking by management.
Our Compensation Review Process
Our Board and compensation committee review compensation annually for all employees, including our NEOs. In setting executive base salaries, non-equity incentive plan compensation, bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees, including our executives, to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, non-equity incentive compensation, equity incentives or other compensation or incentives as appropriate.
Our compensation committee has historically reviewed and made recommendations to our Board regarding the compensation to be paid to our chief executive officer and determined the compensation of our other executive officers. Our compensation committee reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Pearl Meyer advised the compensation committee on certain compensation matters and decisions during fiscal year 2025, including with respect to identifying a peer group of companies, providing competitive market analytics for use by our compensation committee regarding Company versus the peer group, and advising regarding applicable compensation trends in the industry.
Our compensation committee has determined that Pearl Meyer is independent and that its work has not raised any conflicts of interest.

In consultation with Pearl Meyer, the compensation committee selected the group of companies in the table below as Company’s peer group for assessing the competitive market for 2025 in conjunction with setting compensation for our NEOs and other officers and directors of the Company.

Acrivon Therapeutics, Inc.	BioAlta, Inc.	Kezar Life Sciences, Inc.	Protara Therapeutics, Inc.
Actinium Pharmaceuticals, Inc.	Bolt Biotherapeutics, Inc.	Leap Therapeutics, Inc.	Sensei Biotherapeutics, Inc.
Adicet Bio, Inc.	Boundless Bio, Inc.	MEI Pharma, Inc.	Senti Biosciences, Inc.
ALX Oncology Holdings Inc.	Cue Biopharma, Inc.	OnKure Therapeutics, Inc.	Werewolf Therapeutics, Inc.
Barinthus Biotherapeutics plc	Immuneering Corporation	PMV Pharmaceuticals, Inc.	Xilio Therapeutics, Inc.
Based on those reviews and discussions, and its discretion taking into account the factors noted above, the compensation committee then approves the compensation of our executive officers other than the chief executive officer. Our Board discusses the compensation committee’s recommendations and ultimately approves the compensation of our chief executive officer without members of management present.
2025 Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the year ended December 31, 2025 and, to the extent required by SEC disclosure rules, the year ended December 31, 2024:
Name and principal position	Year	Salary	Bonus	Option Awards(1)	Non-equity Incentive Plan Compensation	All Other Compensation(2)	Total
Michael Richman President and Chief Executive Officer	2025	$609,258	$—	$189,170	$122,000	$21,264	$941,692
	2024	$591,483	$—	$658,240	$240,500	$20,716	$1,510,939
Udayan Guha, M.D., Ph.D.(3) Chief Medical Officer	2025	$474,192	$—	$72,672	$76,200	$16,175	$639,239
Timothy Mayer, Ph.D. Chief Operating Officer	2025	$468,429	$—	$72,672	$75,100	$16,980	$633,181
	2024	$454,746	$—	$252,900	$148,000	$16,560	$872,206

(1)
Amounts in this column reflect the full grant date fair value of stock option awards granted during the year as measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 and do not correspond to the actual value that may be recognized by the NEO in connection with the applicable awards. See Note 13 to our audited financial statements included in the 2025 Annual Report regarding assumptions underlying the valuation of equity awards.

(2)
All amounts reported in this column reflect Company matching contributions in the Company’s 401(k) plan of up to 3% and insurance premiums paid by Company for basic term life, long term disability, and short term disability coverage.

(3)
Dr. Guha was not an NEO in 2024.

Elements of NEO Compensation

Annual Base Salary
We have entered into employment agreements with each of our NEOs that establish that each NEO will receive annual base salaries, which are generally determined, approved and reviewed periodically to compensate our NEOs for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Please see the “Salary” column in the 2025 Summary Compensation Table for the annual base salaries received by the NEOs with respect to 2025.

Non-Equity Incentive Plan Compensation
We use short-term cash incentives to motivate our employees, including our NEOs, to achieve key business objectives aligned with our overall business strategy. Our NEOs are eligible to receive annual cash incentive payments, which are determined at the discretion of our compensation committee based upon, among other things, the achievement of corporate objectives. For 2025, Mr. Richman, Dr. Guha, Dr. Langermann, and Dr. Mayer were each eligible to receive a target cash incentive payment of up to 50%, 35% and 40%, respectively, of their base salary based on the achievement of certain corporate objectives.
For 2025, our compensation committee established, and the Board approved, corporate performance goals and weightings in each of the following categories for purposes of determining the 2025 cash incentive payments: pre-clinical and clinical program progress 60%, business development and financial targets 35%, and operational and human resources 5%. Our compensation committee reviewed performance for 2025 and determined that the Company had achieved 18% of its program progress goals for clinical programs, 70% of its goals for business development and financial targets, and 100% of its operational and human resources goals. Based on this level of achievement of the various approved 2025 corporate performance goals, the compensation committee awarded cash incentive payments at 40% of target, resulting in payments to Mr. Richman, Dr. Guha, and Dr. Mayer of 20%, 14%, and 16% of their base salaries, respectively. Please see the “Non-Equity Incentive Plan Compensation” column in the 2025 Summary Compensation Table for the annual cash incentives received by the NEOs with respect to 2025.
Equity Awards
Although we do not have a formal policy with respect to the grant of equity incentive awards to our NEOs, we believe that equity grants provide our NEOs with a strong link to our long-term performance, create an ownership culture and help to align the interests of our NEOs and our stockholders. Our compensation committee is generally responsible for approving NEO equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our NEOs generally are awarded an initial new hire grant upon commencement of employment. NEOs also generally are eligible to receive additional equity grants in connection with their annual compensation review, and additional grants may occur at other times to specifically incentivize executives with respect to achieving certain goals or to reward NEOs for exceptional performance. In January 2025, the Board granted to Mr. Richman, Dr. Guha and Dr. Mayer options to purchase 25,458, 9,781 and 9,780 shares of our common stock, respectively (each as adjusted for the 12 for 1 reverse stock split that became effective on July 14, 2025). These options vest 25% on the first anniversary of the grant date and in 36 monthly installments thereafter, subject to the NEO’s continued service through the applicable vesting date. Please see the “Option Awards” column in the 2025 Summary Compensation Table for the full grant date fair value of stock option awards granted to the NEOs with respect to 2025.
401(k) Plan
We maintain a qualified 401(k) savings plan which allows participants to defer up to the lesser of the statutory maximum or 100% of eligible compensation on a pre-tax basis. The Company provides matching contributions of up to 3% of employee contributions to the plan. Participants are always vested in their contributions and the Company matching contributions to the plan.
Employment Agreements and Potential Payments Upon Termination or Change in Control

We entered into employment agreements with Michael Richman, our President and Chief Executive Officer, and Timothy Mayer, Ph.D., our Chief Operating Officer, in July 2020 and with Udayan Guha, M.D. Ph.D, our Chief Medical Officer, in February 2025. Pursuant to the respective employment agreement, each such executive (i) is entitled to an annual base salary, (ii) is eligible to receive an annual bonus determined from a target percentage of the executive’s base salary, and (iii) receives health insurance benefits and other benefits, each as may be adjusted as approved by our Board. Details regarding Mr. Richman’s, Dr. Guha’s and Dr. Langermann’s respective annual base salaries are reflected in the

“2025 Summary Compensation Table” and target bonus percentages are provided above in the section “Elements of NEO Compensation.”
In the event either Mr. Richman’s, Dr. Guha’s, or Dr. Mayer’s employment with us is terminated by us for any reason other than “Cause” (as defined in the employment agreements) or by the NEO for “Good Reason” (as defined in the employment agreements), then the executive will be entitled to: any unpaid salary for services rendered prior to the date of termination of employment; (ii) any earned but unpaid annual bonus for any fiscal year prior to the year in which termination of employment occurs; (iii) reimbursement of any unreimbursed business expenses; (iv) accrued but unused vacation (if applicable); (v) any other payments, benefits, or fringe benefits to which the executive is entitled under the terms of any applicable compensation arrangement or benefit, equity, program, or grant; (vi) twelve months’ base salary in the case of Mr. Richman and nine months’ base salary in the cases of Dr. Guha and Dr. Mayer (increased to eighteen in the case of Mr. Richman and twelve in the case of Dr. Guha and Dr. Mayer if such termination occurs within three months prior to or twelve months following a “Change in Control” (as defined in the employment agreements)), subject to certain conditions and terms set forth in the employment agreement, including the execution of a release of claims; and (vii) health insurance coverage until the earlier of (a) twelve months in the case of Mr. Richman, or nine months in the cases of Dr. Guha and Dr. Mayer following the effective termination date (increased to 18 months, in the case of Mr. Richman, and 12 months, in the case of Dr. Guha, and Dr. Mayer if such termination occurs within three months prior to or 12 months following a Change in Control) or (b) the date upon which the NEO commences full-time employment. Our current policy is not to accrue vacation time.
If an NEO’s employment with us is terminated as a result of his death or “Disability” (as defined in the 2019 Plan), such NEO will be credited with an additional 12 months of service from the date of such termination for purposes of vesting in the shares subject to his outstanding options. In addition, options granted pursuant to the 2019 Plan will fully vest (i) at least 15 days prior to the scheduled consummation of a “Change in Control” (as defined in the 2019 Plan) in which outstanding awards under the 2019 Plan are not assumed, continued or substituted for, and (ii) upon the termination of the holder’s employment by us without “Cause” (as defined in the 2019 Plan) within 12 months following the consummation of a Change in Control in which awards under the 2019 Plan were assumed, continued or substituted for replacement awards.

2025 Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding equity awards held by our NEOs that were outstanding as of December 31, 2025. All option amounts reported in this table are adjusted to reflect the 12 for 1 reverse stock split that became effective on July 14, 2025.
	Option Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date
Michael Richman	8,298	—	14.52	3/14/2027
	9,853	—	21.24	8/26/2028
	31,118	—	91.56	12/20/2028
	18,750	—	501.12	2/27/2030
	24,299	—	151.08	3/14/2031
	21,411	455	66.84	1/31/2032
	18,239	7,510	18.60	2/27/2033
	12,198	13,259	14.64	1/30/2034
	20,366	—	26.76	3/28/2034
	—	25,458	9.66	1/30/2035
Udayan Guha, M.D., Ph.D.	3,611	1,805	18.12	4/27/2033
	2,640	2,870	14.64	1/30/2034
	4,407	—	26.76	3/28/2034
	4,686	9,871	9.66	1/30/2035
Timothy Mayer, Ph.D.	3,630	—	5.76	8/31/2026
	2,593	—	14.52	3/14/2027
	2,074	—	21.24	8/26/2028
	6,534	—	91.56	12/20/2028
	6,516	—	501.12	2/27/2030
	8,333	—	151.08	3/14/2031
	10,704	228	66.84	1/31/2032
	7,968	3,281	18.60	2/27/2033
	4,686	5,095	14.64	1/30/2034
	7,825	—	26.76	3/28/2034
	—	9,780	9.66	1/30/2025

(1)
Each of the option awards vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary over the following three years, subject to the executive’s continuous service with us through the vesting date.

Pay Versus Performance Disclosure

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes and discussion provide “Pay versus Performance” regarding the relationship between executive compensation actually paid (“CAP”), as calculated under the applicable SEC rules, for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer (“PEO”) and (ii) our NEOs other than the PEO (the “non-PEO NEOs”), on an average basis. The information provided below was not considered by our compensation committee in structuring or determining compensation for our NEOs.
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(3)	Value of Initial Fixed $100 Investment Based on Total ($)(4)	Net Income (Loss) (000) ($)
2025	941,692	1,068,947	636,210	684,084	84	(55,844)
2024	1,510,939	1,138,511	876,458	734,323	55	(55,654)
2023	1,044,627	885,071	689,758	619,815	81	(62,723)

(1)
For 2025, Michael Richman was our PEO and our non-PEO NEOs were Timothy Mayer and Udayan Guha. For 2024, Michael Richman was our PEO and our non-PEO NEOs were Tim Mayer, Han Myint and Solomon Langermann. For 2023, Michael Richman was our PEO and our non-PEO NEO’s were Han Myint and Sol Langerman.

(2)
Amounts shown for CAP are computed in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation earned by or paid to the non-PEO NEOs during the applicable year. These amounts reflect total compensation as reported in the Summary Compensation Table with certain adjustments as described below:

	PEO			Non PEO’s
	2023	2024	2025	2023	2024	2025
Calculation of Compensation “Actually Paid”
Summary compensation table total	1,044,627	1,510,939	941,692	689,758	876,458	636,210
Less grant date fair value of stock awards	(346,238)	(658,240)	(189,170)	(151,269)	(252,900)	(72,672)
Add year end fair value of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	228,351	272,801	292,469	99,765	104,812	112,361
Change in fair value as of vesting date compared to prior year fair value for vested awards granted in prior years	7,271	75,831	(57,296)	3,413	33,450	(17,167)
Change in fair value as of fiscal year end compared to prior year end fair value for unvested and outstanding awards granted in prior fiscal years	(48,940)	(62,820)	81,252	(21,852)	(27,497)	25,352
Compensation “Actually Paid”	885,071	1,138,511	1,068,947	619,815	734,323	684,084

(3)
CAP reflects the exclusions and inclusions of equity awards for the PEO and the non-PEO NEOs as set forth above and calculated in accordance with FASB ASC Topic 718 as of the applicable measurement date. The valuation methodologies and assumptions used to calculate CAP are based on the same valuation and assumptions used for financial reporting purposes to calculate the grant date fair value of these awards, as disclosed in the Company’s audited financial statements for the years reflected in the table above.

(4)
Total Shareholder Return shown in this table assumes $100 was invested for the period starting December 31, 2022 through December 31 of the applicable fiscal year in the Company’s common stock as traded under ticker NXTC on Nasdaq. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Pay Versus Performance Relationship Descriptions
In accordance with Item 402(v) of Regulation S-K, we are providing graphic descriptions of the relationship between CAP to our PEO, the average of CAP to our non-PEO NEOs, and the Company’s cumulative total shareholder return (“TSR”) and Net Income over the three-year period from 2023 through 2025, each as set forth in the table above.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards

The compensation committee and senior management monitor the Company’s equity grant practices to evaluate whether such practices comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, the compensation committee’s practice is to approve them at its fourth quarter meeting of the prior year as part of the annual compensation review. Our Board then reviews (and approves in the case of Mr. Richman) the annual equity grants to NEOs as part of its regular first quarter meeting. Because the Board’s and the compensation committee’s regular meeting schedule is determined in the prior fiscal year, the proximity of any awards to other significant corporate events is coincidental. In addition, the compensation committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions or to incentivize key business priorities. The Company does not schedule its equity grants in anticipation of the release of material non-public information (“MNPI”) nor does the Company time the release of MNPI based on equity grant dates.
The following table presents information regarding stock options issued to our NEOs in 2025 with a grant date, under ASC 718, during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC. Amounts reported in the table below have been adjusted for the 12 to 1 reverse stock split that occurred July 14, 2025.
Name	Grant Date(1)	Number of securities underlying the award	Exercise price of the award ($/share)	Grant date fair value of award
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately
prior to the disclosure of material
non-public information and
the trading day beginning
immediately following the disclosure
of material non-public information

Michael Richman	1/31/2025	25,458	$9.66	$189,170	(3.9)%
Timothy Mayer	1/31/2025	9,780	$9.66	$72,672	(3.9)%
Udayan Guha	1/31/2025	9,781	$9.66	$72,672	(3.9)%

(1)
On January 31, 2025, our Board granted option awards to the Company’s NEOs, which were previously approved by the compensation committee at its fourth quarter meeting of the prior year as part of the annual compensation review. On February 3, 2025, the Company filed a current report on Form 8-K disclosing that we had received written notice from the Listing Qualifications Department of The Nasdaq Stock Market, LLC notifying us that the closing price of our common stock over the prior 30 consecutive business days had fallen below $1.00 per share, which is the minimum average closing price required to maintain listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(1).

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plan.
	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)(2))
Equity Compensation plans approved by security holders	848,966	73.76	172,187
Equity Compensation plans not approved by security holders	—	—	—
Total	848,966	73.76	172,187

(1)
Consists of 848,966 shares issuable pursuant to outstanding stock options under our NextCure, Inc. 2015 Omnibus Incentive Plan and our 2019 Plan. We are asking stockholders to approve the amendment and restatement of the 2019 pursuant to Proposal 4 to increase the available share pool by 80,000 shares and to amend the evergreen provision.

(2)
Includes 85,002 shares available for issuance under our Employee Stock Purchase Plan (“ESPP”). The ESPP provides the opportunity for eligible employees to acquire shares of our common stock at a 15% discount.

PROPOSAL NO. 4: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S
2019 OMNIBUS INCENTIVE PLAN TO, AMONG OTHER ITEMS, INCREASE THE
NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
Overview
The NextCure, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”) became effective on May 13, 2019. As of April 22, 2026, there were 80,117 shares of our common stock that remained available for future issuances under the 2019 Plan. Given the limited number of shares that currently remain available for grants under the 2019 Plan, our Board and management believe it is important that the 2019 Plan be amended and restated to increase the number of shares currently available for issuance under the 2019 Plan by 80,000 shares, to amend the evergreen provision to provide that the annual increase will be determined based on our outstanding shares as calculated on a fully diluted basis (including outstanding prefunded warrants), to increase the incentive stock option limit to 1,000,000 shares, and to make certain other administrative updates to allow us to continue to attract, motivate, reward and retain a talented team in a highly competitive industry. If the amendment and restatement of the 2019 Plan is not adopted by our stockholders, the Company will continue to operate the 2019 Plan pursuant to its current provisions, and we may be required to increase the cash component of our compensation mix, which would inhibit our ability to align our employees’ interests with the interests of our stockholders, to recruit and retain new talent, and motivate our current employees over a long-term horizon.
Equity awards are an important part of our ability to remain competitive in a highly competitive industry. We are a Maryland-based, clinical-stage biopharmaceutical company committed to developing novel therapies to treat cancer patients through the use of differentiated mechanisms of action and antibody-drug conjugates. We are focused on patients who do not respond to current therapies, patients whose cancer progresses despite treatment and patients with cancer types not adequately addressed by available therapies. We operate in a highly competitive biotechnology sector where attracting and retaining top scientific and clinical talent is essential to our continued innovation and success.
The Company competes with larger companies that have greater financial resources and name recognition. The Board and management believe that the Company’s ability to remain competitive with such companies depends, in large part, on the Company’s ability to attract, retain and motivate employees, officers, consultants and non-employee directors, with equity awards being a key element underlying our ability to attract, retain and motivate such personnel. Without the ability to offer competitive equity compensation, the potential success of the Company may be limited.
Historical share numbers in this Proposal No. 4 have been adjusted for the 12 for 1 reverse stock split that occurred on July 14, 2025.
Equity Grant Practices
As of April 22, 2026, there were approximately 994,287 stock options outstanding under the 2019 Plan. As of that date, the weighted average exercise price of our outstanding stock options was $64.54, and the weighted average remaining contractual term for the outstanding stock options was 6.8 years. To date, we have not granted any other type of equity award under our 2019 Plan. As noted above, as of April 22, 2026, approximately 80,117 shares of our common stock remained available for issuance under the 2019 Plan.
Annual dilution from our equity compensation program is measured as the total number of shares of our common stock subject to equity awards granted in a given year, less cancellations and other shares returned to the reserve that year, divided by total shares outstanding at the end of the year. Annual dilution from our equity compensation program for 2025 was 3.2%. Overhang is another measure of the dilutive impact of equity programs. Our overhang is equal to the number of shares subject to outstanding equity compensation awards plus the number of shares available to be granted, divided by the total number of outstanding shares. As of April 22, 2026, our overhang was 29.8%. If we include the outstanding pre-funded warrants in the denominator, our overhang would be 20.3%. As of April 22, 2026, the 80,000 shares of our common stock being requested under the amended and restated 2019 Plan would bring our aggregate overhang to approximately 32.0% and 21.8% including pre-funded warrants in the denominator. Overhang percentages are based on approximately 3,607,555 shares of our common stock outstanding as of April 22, 2026.
Burn rate is a measure of the number of shares subject to equity awards that we grant annually, which helps indicate the life expectancy of our equity plans and is another measure of shareholder dilution. Our Company’s burn rate for the past three fiscal years has been as follows:
Fiscal Year	Stock Options Granted	Weighted Average Number of Shares of Common Stock Outstanding(1)	Burn Rate
2025	120,748	2,842,448	4.2%
2024	248,609	2,330,386	10.7%
2023	172,896	2,319,715	7.5%

(1)
Under Accounting Standards Codification 260-10-45-13, weighted average shares outstanding includes the impact of 1,697,678 pre-funded warrants issued on November 14, 2025 and outstanding as of December 31, 2025.

Our Board believes that our Company has used equity in a reasonable manner, with a three-year average burn rate of approximately 7.5% of our outstanding common stock.
Proposed Amendment and Restatement
On March 12, 2026, the Board approved the NextCure, Inc. Amended and Restated 2019 Omnibus Incentive Plan (the “A&R 2019 Plan”), subject to approval by the Company’s stockholders at the Annual Meeting. The A&R 2019 Plan would, relative to the 2019 Plan, increase the total remaining number of shares of common stock available for issuance by 80,000 shares, amend the evergreen provision to provide that the annual increase will be determined based on our outstanding shares, calculated on a fully diluted basis to include any outstanding prefunded warrants, increase the maximum number of shares that may be issued under the 2019 Plan pursuant to the exercise of incentive stock options to 1,000,000 (an increase of 275,000 shares over the amount provided for in the 2019 Plan), and make certain other administrative updates to allow us to continue to attract, motivate, reward and retain a talented team in a highly competitive industry. After adding 80,000 additional shares approved by the proposed A&R 2019 Plan to the shares that remain available for future issuances under the 2019 Plan as of April 22, 2026, there would be a total of 160,117 shares of our common stock available for future issuance under the A&R 2019 Plan upon its approval by the Company’s stockholders.
Further details are provided below.
Summary of the Material Terms of the A&R 2019 Plan
A summary of the material features of the A&R 2019 Plan is set forth below. This summary is, however, qualified in its entirety by and subject to the full text of the A&R 2019 Plan, which is attached to this Proxy Statement as Appendix A. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given to such terms in the full text of the A&R 2019 Plan.
Share Reserve
Subject to adjustment (as described below) and except for assumed or substitute awards granted in connection with a corporate transaction, the number of shares of our common stock reserved for issuance under the A&R 2019 Plan will be equal to the sum of (a) 241,666 shares of our common stock (which number constitutes the 2,900,000 shares of our common stock initially authorized under the 2019 Plan as adjusted to reflect the 12 for 1 reverse stock split that was implemented on July 14, 2025), plus (b) the number of shares of our common stock related to awards outstanding under the NextCure, Inc. 2015 Omnibus Incentive Plan, as amended (the “2015 Plan”) as of the original effective date of the A&R 2019 Plan that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock and become available for issuance under the A&R 2019 Plan, plus

(c) 80,000 shares of our common stock requested for approval by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “Share Limit”). The number of shares reserved for issuance under the A&R 2019 Plan will automatically increase on January 1st of each year up to and including January 1, 2029, by a number equal to 4% of the shares of our Fully Diluted Stock as of December 31st of the prior calendar year; however, our Board may provide that there will be no increase, or a smaller increase, in the share reserve for a given calendar year. The A&R 2019 Plan defines “Fully Diluted Stock” as total number of shares of our common stock outstanding plus the number of shares of our common stock that are issuable upon the exercise of any outstanding Prefunded Warrants (as such are defined in the A&R 2019 Plan). As of April 22, 2026, the closing sales price per share of our common stock as reported on the Nasdaq Global Select Market was $12.00.
If any shares covered by an award granted under the A&R 2019 Plan (including the 2019 Plan) or the 2015 Plan are not purchased or are forfeited or expire or otherwise terminate without delivery of any shares subject to the award, or are settled in cash in lieu of shares, then the number of shares subject to such award will, to the extent of any such forfeiture, termination, expiration or settlement, again be available for future issuance under the A&R 2019 Plan. In addition, if shares subject to an award granted under the A&R 2019 Plan are applied to the exercise price or tax withholding obligations related to such award, such shares will again be available for future issuance under the A&R 2019 Plan.
Administration
The A&R 2019 Plan is administered by our Board or a committee of our Board to which the Board delegates such administration (as applicable, the administrator). Subject to the terms of the A&R 2019 Plan, the administrator has the complete discretion to determine the eligible individuals who are to receive awards under the A&R 2019 Plan, to determine the terms and conditions of awards granted under the A&R 2019 Plan and to make all decisions related to the A&R 2019 Plan and awards granted thereunder. The administrator also interprets the provisions of the A&R 2019 Plan. The Board has delegated full authority to administer the A&R 2019 Plan to its compensation committee.
Types of Awards
The A&R 2019 Plan provides for the grant of awards of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards, and cash bonus awards.
Eligibility
All of our employees and the employees of our affiliates are eligible to receive awards under the A&R 2019 Plan. In addition, our non-employee directors and certain consultants and advisors who perform services for us and our affiliates may receive awards under the A&R 2019 Plan. As of April 22, 2026, there were approximately 39 employees and six (6) non-employee directors eligible to receive awards under the A&R 2019 Plan if selected by the compensation committee of the Board.
Stock Options
The A&R 2019 Plan authorizes our compensation committee to grant incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) and stock options that do not qualify as incentive stock options, or non-qualified stock options. The maximum number of shares that may be issued under the A&R 2019 Plan pursuant to the exercise of incentive stock options is 2,500,000. The compensation committee will determine the exercise price of each stock option, provided that the price must be equal to at least the fair market value of a share of our common stock on the date on which the stock option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.
The term of a stock option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. The compensation committee will determine at what time or times each stock option may be exercised and the period of time, if any, after death, disability or termination of employment during which stock options may be exercised. Stock options may be made exercisable in installments. The compensation committee may accelerate the exercisability of stock options.
Stock Appreciation Rights
The A&R 2019 Plan authorizes the compensation committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of our common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of our common stock on the date of exercise over the fair market value of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the compensation committee. Stock appreciation rights may be granted in tandem with a stock option grant or independently from a stock option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.
Restricted Stock, Restricted Stock Units and Deferred Stock Units
The A&R 2019 Plan authorizes the compensation committee to grant restricted stock, restricted stock units and deferred stock units. Restricted stock is an award of our common stock on which vesting restrictions are imposed that subject such shares of our common stock to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit is an award that represents the right to receive a compensation amount, based on the value of our common stock, if vesting criteria established by the compensation committee are met. If the vesting criteria are met, we will settle restricted stock units in cash, shares of our common stock or a combination of the two. A deferred stock unit is a restricted stock unit that may be settled at some point in the future.
Subject to the provisions of the A&R 2019 Plan, the compensation committee will determine the terms and conditions of each award of restricted stock, restricted stock units and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the shares of our common stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the compensation committee. However, all dividends declared or paid on shares of restricted stock will not vest or become payable unless and until the shares of restricted stock to which the dividends apply become vested and nonforfeitable.
Grantees of restricted stock units and deferred stock units will have no voting or dividend rights or other rights associated with stock ownership, although the compensation committee may award dividend equivalent rights on such units; provided, that any dividend equivalent rights shall not vest or become payable unless and until the underlying restricted stock units or deferred stock units to which the dividend equivalents apply become vested and nonforfeitable.
Dividend Equivalent Rights
The A&R 2019 Plan authorizes the compensation committee to grant dividend equivalent rights in connection with the grant of any equity-based award other than stock options and stock appreciation rights. Dividend equivalent rights entitle the grantee to receive, or to receive credits for the future payment of, cash, shares of our common stock or other property equal in value to dividend payments or distributions declared or paid by us with respect to a number of shares of our common stock specified in such dividend equivalent right (or other award to which such right relates), as if such shares had been issued to and held by the grantee as of the record date of such dividend or distribution. Dividend equivalent rights may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights and may be payable in cash, shares of our common stock or a combination of the two; however, dividend equivalent rights granted as a component of another award will not vest or become payable unless and until the award to which the dividend equivalent rights correspond becomes vested and settled. The compensation committee will determine the terms of any dividend equivalent rights.

Other Equity-Based Awards
The A&R 2019 Plan authorizes the compensation committee to grant other types of equity-based awards under the A&R 2019 Plan, including unrestricted shares. Other equity-based awards may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals or other vesting conditions, and may be payable in cash, shares of our common stock or a combination thereof. The terms and conditions that apply to other equity-based awards will be determined by the compensation committee.
Non-Employee Director Compensation Limitation
The A&R 2019 Plan provides that the aggregate value of all awards granted under the plan and all other cash compensation paid by us to any of our non-employee directors in any calendar year may not exceed $750,000; however, that (i) such amount will be $1.0 million for the calendar year in which the non-employee director is initially elected or appointed to the Board and (ii) this limit will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or any of its affiliates or compensation received by the director in his or her capacity as an executive officer or employee of the Company or any of its affiliates.
Changes in Capitalization
In the event of a recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in the shares of our common stock effected without the receipt of consideration by us, then the number and kind of shares for which grants of options and other awards may be made under the A&R 2019 Plan, including the maximum number of shares that may be issued upon the exercise of incentive stock options, will be adjusted proportionately and accordingly by the compensation committee. In addition, the number and kind of shares for which awards are outstanding, as well as the exercise price of outstanding options and stock appreciation rights, will be adjusted proportionately and accordingly by the compensation committee.
Change in Control
Except as otherwise provided in the applicable award agreement, in another agreement with a grantee, or as otherwise set forth in writing, upon the occurrence of a “change in control” (as defined in the A&R 2019 Plan) in which outstanding awards are not being assumed, continued or substituted for, the following provisions will apply to the awards: (i) except for performance-based awards, all shares of restricted stock, restricted stock units, deferred stock units and dividend equivalent rights will be deemed to have vested and any underlying shares of our common stock will be deemed delivered immediately before the change in control; and (ii) at the compensation committee’s discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control (with any exercise of an option or stock appreciation right during such 15 day period to be contingent upon the consummation of the change in control) and terminate upon the change in control to the extent not exercised, or all options, stock appreciation rights, shares of restricted stock, restricted stock units, deferred stock units and/or dividend equivalent rights will be canceled and exchanged for cash, shares of capital stock or other property in connection with the change in control.
In the case of performance-based awards, if less than half of the performance period has lapsed, the award will be treated as though target performance has been achieved. If at least half of the performance period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of the consummation of the change in control, as determined by the compensation committee in its sole discretion, and the greater of (i) target and (ii) actual performance to date will be treated as achieved immediately prior to the occurrence of the change in control. If the compensation committee determines that actual performance is not determinable, the award will be treated as though target performance has been achieved. Other equity-based awards will be governed by the terms of the applicable award agreement.

If we experience a change in control in which outstanding awards will be assumed, continued or substituted for by the surviving entity, then, except as otherwise provided in the applicable award agreement, in another agreement with a grantee, or as otherwise set forth in writing, upon the occurrence of the change in control, the A&R 2019 Plan and the awards granted under the A&R 2019 Plan will continue in the manner and under the terms so provided in the event of the change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards with new awards, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.
Except as otherwise provided in the applicable award agreement, in another agreement with a grantee, or as otherwise set forth in writing, in the event a grantee’s award is assumed, continued, or substituted upon the consummation of any change in control and the service of such grantee is terminated without “cause” (as defined in the A&R 2019 Plan) within 12 months following the consummation of such change in control, such award will become fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period, or such longer period as may be determined by our compensation committee, immediately following such termination.
Under the terms of the A&R 2019 Plan, a change in control is generally defined as (i) a change in our Board resulting in the incumbent directors ceasing to constitute at least a majority of our Board over a 12-month period, provided that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than our Board will be deemed to be an incumbent director; (ii) certain acquisitions of more than 50% of the Company’s then outstanding securities eligible to vote for the election of our Board; (iii) the consummation of certain mergers, consolidations, reorganizations, or business combinations; (iv) the consummation of a sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, consolidation or business combination), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries; or (v) the liquidation, winding up, or dissolution of the Company.
Clawback; Transferability
All awards will be subject to mandatory repayment to us by a grantee to the extent the grantee is, or in the future becomes, subject to (i) any “clawback” or recoupment policy by us or any of our affiliates that is adopted to comply with the requirements of any applicable laws, or (ii) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws. Except in limited circumstances, awards granted under the A&R 2019 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.
Plan Amendment and Termination
The compensation committee may amend or terminate the A&R 2019 Plan at any time; provided that no amendment may materially impair a participant’s rights under outstanding awards without his or her consent. Our stockholders must approve any amendment if such approval is required under applicable law or Nasdaq listing rules, as well as any amendments to the A&R 2019 Plan’s option pricing and stock appreciation rights pricing provisions, the prohibition on the repricing of options and stock appreciation rights or the A&R 2019 Plan’s limitation on non-employee director compensation. Unless terminated sooner by the Board or extended with stockholder approval, the A&R 2019 Plan will terminate on May 12, 2029.
No Repricing without Stockholder Approval
Except in connection with certain corporate transactions, we may not, without obtaining stockholder approval: (i) amend the terms of outstanding options or stock appreciation rights to reduce the applicable exercise price; (ii) cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities.
Material U.S. Federal Income Tax Consequences of Awards under the A&R 2019 Plan
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the A&R 2019 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the A&R 2019 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the A&R 2019 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
Section 162(m) of the Internal Revenue Code.   Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.
Stock Options.   A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased (determined on the date of exercise) over their exercise price, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (1) the lesser of the amount realized upon that disposition and the fair market value of those shares on the date of exercise over (2) the exercise price, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.
Stock Appreciation Rights.   A participant will not recognize taxable income at the time stock appreciation rights are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined on the date of exercise) and the amount of cash paid by the Company, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.
Stock Awards.   A participant will not recognize taxable income at the time restricted stock is granted, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or, if applicable, the affiliate employer) as compensation expense, subject to the deduction limits under

Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.
A participant will not recognize taxable income at the time a restricted stock unit or deferred stock unit is granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units or deferred stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined as of the date of transfer) and the amount of any cash paid by the Company, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.
A participant who receives shares that are not subject to any restrictions under the A&R 2019 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Code.
New Plan Benefits
The number of stock options or other forms of award that will be granted in the future under the A&R 2019 Plan is not currently determinable. Information regarding awards granted in 2025 under the A&R 2019 Plan to the named executive officers is provided in the “2025 Summary Compensation Table.” Information regarding awards granted in 2025 under the 2019 Plan to non-employee directors is provided in the “2025 Director Compensation” table.
Historical Equity Awards Table
The following table sets forth with respect to each named executive officer listed in the 2025 Summary Compensation Table and each group listed below the number of shares issuable pursuant to Options granted under the 2019 Plan since the inception of the 2019 Plan through April 22, 2026 (excluding any grants that were subsequently forfeited, terminated or cancelled).
Name and Position	Stock Options
Michael Richman, President and Chief Executive Officer	250,104
Udayan Guha, Chief Medical Officer	39,784
Timothy Mayer, Chief Operating Officer	93,917
All current executive officers as a group (6 persons)	560,227
All current non-executive directors (6 persons)	61,112
All employees (other than current executive officers) as a group (approximately 32 persons)	218,142
No awards have been granted under the 2019 Plan over its lifetime to the following categories of persons: (i) any associates of our non-employee directors, executive officers or nominees for election or (ii) any other person who received or who is to receive 5% of such options, warrants or rights.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NEXTCURE, INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN

OWNERSHIP OF OUR COMMON STOCK
The following table sets forth information relating to the beneficial ownership of our common stock as of April 22, 2026, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our current directors (including director nominees up for re-election at the Annual Meeting);

•
each of our NEOs; and

•
all of our directors and NEOs as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 22, 2026 through the exercise of any stock option or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 3,607,555 shares of our common stock outstanding on April 22, 2026. Shares of our common stock that a person has the right to acquire within 60 days of April 22, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but not for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as set forth below, the address for each beneficial owner listed is c/o NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Affinity Asset Advisors, LLC(1)	373,294	9.99%
Ikarian Healthcare Master Fund, LP(2)	374,303	9.99%
Squadron Master Fund LP(3)	374,366	9.99%
Simcere Zaiming, Inc.(4)	338,636	9.4%
Sofinnova Venture Partners IX, L.P.(5)	222,654	6.2%
Named Executive Officers and Directors:
Michael Richman(6)	215,027	5.7%
Anne Borgman, M.D.(7)	8,730	*
Ellen Feigal, M.D.(8)	8,730	*
John G. Houston, Ph.D.(9)	9,942	*
Elaine V. Jones, Ph. D.(10)	9,697	*
David Kabakoff, Ph.D.(11)	19,552	*
Stephen Webster(12)	9,697	*
Udayan Guha, M.D., Ph.D.(13)	15,056	*
Timothy Mayer, Ph.D.(14)	68,559	1.9%
All executive officers and directors as a group (12 persons)(15)	486,576	11.9%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Based solely on a Schedule 13G/A reporting beneficial ownership as of January 22, 2026, filed by Affinity Asset Advisors, LLC and Michael Cho (collectively, “Affinity”) on January 29, 2026. Affinity has sole voting and dispositive power with respect to

348,607 shares, which consist of (i) 247,294 shares of common stock and (ii) 101,313 shares issuable upon exercise of warrants. The exercise of such warrants is subject to certain restrictions if, after giving effect to such exercise, Affinity would beneficially own more than 9.99% of the outstanding shares of common stock. The address of Affinity is 450 Park Avenue, Suite 1403, New York, NY 10022. Affinity’s beneficial ownership would consist of 373,294 shares reflecting the exercise of 24,687 additional warrants owned by Affinity that would result in beneficial ownership of 9.99% based on outstanding shares of 3,607,555 as of April 22, 2026.
(2)
Based solely on a Schedule 13G reporting beneficial ownership as of December 31, 2025, filed by Ikarian Capital, LLC (“Ikarian Capital”), and Neil Shahrestani (“Shahrestani”) on February 17, 2026. Ikarian Capital and Shahrestani have shared voting and dispositive power with respect to 363,035 shares, which consist of shares held by Ikarian Healthcare Master Fund, L.P. (the “Fund”) and certain separately managed accounts, including (i) 238,303 shares of common stock and (ii) 124,732 shares issuable upon exercise of warrants exercisable within 60 days. The exercise of such warrants is subject to certain restrictions if, after giving effect to such exercise, Ikarian Capital and Shahrestani would beneficially own more than 9.99% of the outstanding shares of common stock. The address for Ikarian Capital and Shahrestani is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, TX 75201. Ikarian Capital’s beneficial ownership would consist of 374,303 shares reflecting the exercise of 11,268 additional warrants owned by Ikarian Capital that would result in beneficial ownership of 9.99% based on outstanding shares of 3,607,555 as of April 22, 2026.

(3)
Based solely on a Schedule 13G/A reporting beneficial ownership as of December 31, 2025, filed by Squadron Master Fund LP, Squadron Capital Management, LLC, Matthew Sesterhenn, and William Blank (collectively, the “Squadron Group”) on February 17, 2026. The Squadron Group has shared voting and dispositive power with respect to 271,127 shares which consists of (i) 236,966 shares of common stock and (ii) 34,161 shares issuable upon exercise of warrants. The exercise of such warrants is subject to certain restrictions if, after giving effect to such exercise, the Squadron Group would beneficially own more than 9.99% of the outstanding shares of common stock. The address of the Squadron Group is 999 Oakmont Plaza Drive, Suite 600, Westmont, IL 60559. Squadron Group’s beneficial ownership would consist of 374,366 shares reflecting the exercise of 103,239 additional warrants owned by Squadron Group that would result in beneficial ownership of 9.99% based on outstanding shares of 3,607,555 as of April 22, 2026.

(4)
Based solely on a Schedule 13G reporting beneficial ownership as of June 20, 2025, filed by Simcere Zaiming, Inc. (“Zaiming”), Jiangsu Simcere Zaiming Pharmaceutical Co., Ltd. (“Jiangsu”), Hainan Simcere Zaiming Pharmaceutical Co., Ltd. (“Hainan”), Simcere Pharmaceutical Group Limited (“Simcere”), Ren Jinsheng (“Jinsheng”) and Tang Renhong (“Renhong”) on August 19, 2025. Zaiming, Jiangsu, Hainan, and Simcere each have sole voting and dispositive power with respect to 338,636 shares. Jinsheng and Renhonog each have shared voting and dispositive power with respect to 338,636 shares. The address of Zaiming is 20 Acorn Park Dr., Cambridge, MA 02140. The address of Jiangsu, Simcere, Jinsheng and Renhong is Building 23, No.699-18, Xuanwu Avenue, Nanjing, Jiangsu, P. R. China. The address of Hainan is No 20, Yaoguyiheng Road, Xiuying District, Haikou, Hainan, P.R. China.

(5)
Based solely on a Schedule 13D/A reporting beneficial ownership as of December 19, 2025, filed by Sofinnova Venture Partners IX, L.P (“SVP IX”), Sofinnova Management IX, L.L.C. (“SM IX”), and Dr. James I. Healy on March 5, 2026. SM IX, the general partner of SVP IX, may be deemed to have sole voting and dispositive power with respect to, and Dr. James I. Healy, the managing member of SM IX, may be deemed to have sole voting and dispositive power with respect to the shares owned by SVP IX. The address of SVP IX and SM IX is c/o Sofinnova Investments, Inc., 3000 Sand Hill Rd., Bldg 3, Suite 150, Menlo Park, CA 94025.

(6)
Includes 35,520 shares of common stock owned by Mr. Richman and 179,507 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(7)
Includes 8,730 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(8)
Includes 8,730 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(9)
Includes 9,942 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(10)
Includes 9,697 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(11)
Includes 5,186 shares of common stock owned by Dr. Kabakoff and 14,366 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(12)
Includes 9,697 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(13)
Includes 15,056 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(14)
Includes 2,019 shares of common stock owned by Dr. Mayer and 66,540 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

(15)
Includes 486,576 shares of common stock issuable upon the exercise of stock options within 60 days of April 22, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions

We have a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. “Related person” is defined in Item 404 of Regulation S-K. Types of transactions covered by this policy include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Related Person Transactions

Since January 1, 2024, we have not been (or agreed to be) a participant in any transactions covered by our related person transaction policy.

ADDITIONAL INFORMATION
Availability of Certain Information

A copy of the 2025 Annual Report has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice. The 2025 Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.
We filed the 2025 Annual Report with the SEC on March 5, 2026. We will mail without charge, upon written request, a copy of the 2025 Annual Report, excluding exhibits. Please send a written request to Investor Relations, NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Householding

Stockholders residing in the same address who hold their stock through a bank or broker may receive only one set of Proxy Materials, including the Notice, in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of Proxy Materials, called “householding,” saves us money in printing and distribution costs and reduces the environmental impact of our Annual Meeting. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.
If you hold your shares in “street name” and reside in a household that received only one copy of the Proxy Materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household receives multiple copies of the Proxy Materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.
Other Matters

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the Proxy Card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the Proxy Card to vote in accordance with their best judgment on any such matter.
Stockholder Proposals and Nominations to be Included in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders (the “2027 Proxy Statement”). For a proposal to be considered for inclusion in the 2027 proxy statement, the stockholder must satisfy the requirements set forth in Rule 14a-8 and must be submitted in writing to our Corporate Secretary at NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705. Such proposal must be received by December 25, 2026.
Other Stockholder Proposals and Nominations for Next Year’s Annual Meeting

For stockholders who wish to present a proposal or nomination before our 2027 Annual Meeting of Stockholders, but do not intend to have their proposal included in the 2027 Proxy Statement, our bylaws also provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting other than those to be included in the 2027 Proxy Statement. To be considered timely under these provisions, the stockholder’s notice must be received by the Corporate Secretary at our principal executive offices at the address set forth above between February 18, 2027 and March 20, 2027. Our bylaws also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements of our bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027.
Forward-Looking Statements

Some of the statements contained in this Proxy Statement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the progress and results of clinical trials, development plans and upcoming milestones regarding our immunotherapies. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “should,” “due,” “estimate,” “expect,” “intend,” “hope,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “target,” “towards,” “forward,” “later,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.
Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others, those described under the heading “Risk Factors” in NextCure’s most recent Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this Proxy Statement, and NextCure assumes no obligation to update any forward-looking statements, even if expectations change.

APPENDIX A
NEXTCURE, INC.
AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN

A-i

A-ii

A-iii

NEXTCURE INC.
AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN
1.
PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance conditions in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options, as provided herein.
2.
DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1   “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity. “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2   “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
2.3   “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, an Other Equity-Based Award, or cash.
2.4   “Award Agreement” shall mean the agreement, in such written, electronic, or other form as determined by the Committee, that evidences and sets forth the terms and conditions of an Award.
2.5   “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.
2.6   “Board” shall mean the Board of Directors of the Company.
2.7   “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate in effect as of the Grant Date, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); (c) material breach of any term of any employment, independent contractor, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Grantee and the Company or an Affiliate thereof that the Grantee has failed to cure, if curable, as determined by the Committee, within twenty (20) days following the Grantee’s receipt of written notice from the Company setting forth such breach; (d) breach of any material policy of the Company or any of its Affiliates that the Grantee has failed to cure, if curable, as determined by the Committee, within twenty (20) days following the Grantee’s receipt of written notice from the Company setting forth such breach; or (e) commission of an act of embezzlement or fraud. For purposes of the Plan, no act or failure to act on a Grantee’s part shall be considered “willful” unless done or omitted to be done by the Grantee not in good faith and without reasonable belief that the Grantee’s action or omission was in the best interests of the Company. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.8   “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.
2.9   “Change in Control” shall mean, subject to Section 18.10, the occurrence of any of the following:
(a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company’s securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition (the “Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any Affiliate; (ii) any acquisition by an employee benefit plan maintained by the Company or any Affiliate (or the related trust of such employe benefit plan); or (iii) any acquisition which complies with Sections 2.9(c) (i), 2.9(c)(ii) and 2.9(c)(iii);
(b)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of twelve (12) months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a vote of at least two-thirds (2/3) of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered a member of the Incumbent Board; provided, further, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, consolidation, reorganization, or business combination, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;
(ii)   after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii)   after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction;
(d)   The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, consolidation or business combination), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any person or group (other than the Company or any Affiliate); or
(e)   The liquidation, winding up, or dissolution of the Company.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of 50% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
2.10   “Code” shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.
2.11   “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.12   “Company” shall mean NextCure, Inc., a Delaware corporation, and any successor thereto.
2.13   “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.
2.14   “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.15   “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.16   “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Section 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.
2.17   “Effective Date” shall mean the date on which the Registration Statement covering the initial public offering of the Stock is declared effective by the Securities and Exchange Commission.
2.18   “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.19   “Exchange Act” shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended, and any successor thereto.
2.20   “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:
(a)   If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b)   If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.20 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
2.21   “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (or such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (or such Grantee) own more than fifty percent (50%) of the voting interests.
2.22   “Fully Diluted Stock” shall mean the total number of shares of Stock outstanding plus the number of shares of Stock that are issuable upon the exercise of any outstanding Prefunded Warrants.
2.23   “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof; or (c) such subsequent date specified by the Committee in the corporate action approving the Award.
2.24   “Grantee” shall mean a Person who receives or holds an Award under the Plan.
2.25   “Incentive Stock Option” shall mean an Option that meets the requirements of Code Section 422, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.
2.26   “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.27   “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.28   “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.
2.29   “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.
2.30   “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.
2.31   “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.
2.32   “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, or a Dividend Equivalent Right.
2.33   “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2).
2.34   “Performance-Based Award” shall mean an Award made subject to the achievement of performance conditions over a Performance Period specified by the Committee.
2.35   “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.
2.36   “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
2.37   “Prefunded Warrant” means a warrant or other right to purchase Stock held by a party, which warrant or other right (i) has a nominal exercise price, (ii) was, except for such nominal exercise price, pre-funded at the time of grant, (iii) is not subject to forfeiture, and (iv) may or may not be subject to beneficial ownership limitation provisions.
2.38   “Plan” shall mean this NextCure, Inc. Amended and Restated 2019 Omnibus Incentive Plan, as amended from time to time.

2.39   “Prior Plan” shall mean the NextCure, Inc. 2015 Omnibus Incentive Plan, as amended.
2.40   “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.
2.41   “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Section 10.
2.42   “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.
2.43   “SAR Price” shall mean the per share exercise price of a SAR.
2.44   “Securities Act” shall mean the Securities Act of 1933, as now in effect or as hereafter amended, and any successor thereto.
2.45   “Securities Market” shall mean an established securities market.
2.46   “Separation from Service” shall have the meaning set forth in Code Section 409A.
2.47   “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.
2.48   “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who provides bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.
2.49   “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.50   “Share Limit” shall have the meaning set forth in Section 4.1.
2.51   “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.
2.52   “Stock” shall mean common stock, par value $0.001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.
2.53   “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Section 9.
2.54   “Stock Exchange” shall mean the NASDAQ Stock Market, the New York Stock Exchange, or another established national or regional stock exchange.
2.55   “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers, or other voting members of the governing body of such corporation or non-corporate entity; provided however, for purposes of Incentive Stock Options, Subsidiary means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f). In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.
2.56   “Substitute Award” shall mean an Award granted under the Plan in substitution for outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.57   “Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of voting Capital Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.58   “Unrestricted Stock” shall mean Stock that is free of any restrictions.
3.   ADMINISTRATION OF THE PLAN
3.1   Committee.
3.1.1   Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2   Composition of the Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director and (b) an independent director in accordance with the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof, if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.
3.1.3   Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements for membership set forth in Section 3.1.2, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.1.4   Delegation by the Committee.
To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the President and Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2   Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3   Terms of Awards.
3.3.1   Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)   designate Grantees;
(b)   determine the type or types of Awards to be made to a Grantee;
(c)   determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)   establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(e)   accelerate the exercisability or vesting of an Award or a portion thereof;
(f)   prescribe the form of each Award Agreement evidencing an Award;
(g)   subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, materially impair such Grantee’s rights under such Award; and
(h)   make Substitute Awards.
3.3.2   Forfeiture; Recoupment.
(a)   The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) Company or Affiliate policy or procedure, (vi) other agreement, or (vii) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
(b)   Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (i) to the extent set forth in this Plan or an Award Agreement or (ii) to the extent the Grantee is, or in the future becomes, subject to (A) any Company or Affiliate “clawback” or recoupment policy adopted to comply with the requirements of any Applicable Laws, or (B) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
3.4   No Repricing Without Stockholder Approval.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel or assume outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the

Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel or assume outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash, Awards, or other securities, in each case, unless such action is subject to and approved by the Company’s stockholders.
3.5   Deferral Arrangement
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.
3.6   No Liability.
Subject to Applicable Law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 3.6 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
3.7   Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.
4.   STOCK SUBJECT TO THE PLAN
4.1   Number of Shares of Stock Available for Awards.
Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 241,666 shares of Stock, plus (b) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock and become available for issuance under the Plan, plus (c) 80,000 shares of Stock approved by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders (the “Share Limit”). The Share Limit shall automatically increase on January 1st of each year during the term of the Plan, as set forth in Section 5.1, commencing on January 1 of the year following the year in which the Effective Date occurs, in an amount equal to four percent (4%) of the total number of shares of Fully Diluted Stock outstanding. The Board may provide that there will be no January 1st increase in the Share Limit for such year or that the increase in the Share Limit for such year will be a smaller number of shares of Stock than would otherwise occur pursuant to the preceding sentence. Shares of Stock issued under the Plan may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan. Notwithstanding the foregoing, subject to adjustment pursuant to Section 16, the aggregate maximum number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,000,000 shares.
4.2   Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and/or to grant Substitute Awards under the Plan for such awards. Neither assumed awards nor Substitute Awards shall reduce the number of shares of Stock otherwise available for issuance under the Plan, and shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
4.3   Share Usage.
(a)   Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.
(b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 10, will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to the Award. The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to such Award, regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. A number of shares of Stock equal to the maximum number of shares issuable under a Performance-Based Award shall be counted against the Share Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance-Based Award to the extent different from such number of shares.
(c)   If any shares of Stock covered by an Award under the Plan or any award outstanding under the Prior Plan as of the Effective Date are not purchased or are forfeited or expire or otherwise terminate without delivery of any Stock subject thereto or are settled in cash in lieu of shares, then the number of shares of Stock with respect to such Award or award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan. In addition, the following shares of Stock shall again be available for making awards under the Plan: (i) shares of Stock tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) shares of Stock that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, or (iii) shares of Stock deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3.
5.   TERM; AMENDMENT AND TERMINATION
5.1   Term.
The Plan shall be effective as of the Effective Date. The Plan shall terminate on the first to occur of (a) 11:59pm ET on the day before the tenth (10th) anniversary of the Effective Date,

(b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan more than ten (10) years after the date of the Board’s adoption of the Plan (which was May 8, 2019). No Awards may be granted after termination of the Plan, and upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2   Amendment, Suspension, and Termination.
The Committee may, at any time and from time to time, amend or suspend the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment or suspension of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1, the SAR pricing provisions of Section 9.1, or the limitation on Non-Employee Director compensation in Section 6.2 without the approval of the Company’s stockholders. The Board may, at any time, terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award.
6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1   Eligible Grantees.
Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.
6.2   Limitation on Compensation of Non-Employee Directors.
Subject to adjustment as provided in Section 16, the aggregate value of all Awards granted under the Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed Seven-Hundred Fifty Thousand Dollars ($750,000) (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, however, that (i) such amount shall be One Million Dollars ($1,000,000) for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board, and (ii) the limit set forth in this sentence shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or any of its Affiliates or compensation received by the director in his or her capacity as an executive officer or employee of the Company or any of its Affiliates. Awards granted to an individual while he or she was serving in the capacity as an Employee or a consultant or advisor to the Company or an Affiliate (but not a Non-Employee Director) will not count for purposes of the limitations set forth in this Section 6.2.
6.3   Stand-Alone, Additional, Tandem, and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.
7.   AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8.   TERMS AND CONDITIONS OF OPTIONS
8.1   Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.
8.2   Vesting and Exercisability.
Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the fifth (5th) anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a Service Provider who is employed or providing services outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.
8.4   Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5   Limitations on Exercise of Option.
Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.
8.6   Method of Exercise.
Subject to the terms of Section 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of written notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7   Rights of Holders of Options.
A Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8   Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.
8.9   Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10   Family Transfers.
The Committee, in its sole discretion, may provide either in an applicable Award Agreement or by the subsequent approval of the Committee that a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11   Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any Subsidiary, (b) to the extent specifically provided in the related Award Agreement, (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000), and (d) to the extent such Option fulfills all other requirements under Code Section 422. Except to the extent provided under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12   Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.
9.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1   Right to Payment and SAR Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2   Other Terms.
Subject to Sections 9.3 and 16.3, the Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3   Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4   Rights of Holders of SARs.
A Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.
9.5   Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6   Family Transfers.
The Committee, in its sole discretion, may provide either in an applicable Award Agreement or by the subsequent approval of the Committee that a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

10.1   Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.
Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.
10.2   Restrictions.
Subject to Sections 16.3 and 18.10, at the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Section 13. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
10.3   Registration; Restricted Stock Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.
10.4   Rights of Holders of Restricted Stock.
Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. Notwithstanding the foregoing, dividends or distributions declared or paid on shares of Restricted Stock shall not vest or become payable unless and until the shares of Restricted Stock to which the dividends or distributions apply become vested and nonforfeitable. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that any dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.
10.5   Rights of Holders of Restricted Stock Units and Deferred Stock Units.
10.5.1   Voting and Dividend Rights.
Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units or Deferred Stock Units that the holder of such Restricted Stock Units or Deferred Stock Units shall be entitled to receive Dividend Equivalent Rights in accordance with Section 12.1; provided, however, that any Dividend Equivalent Rights shall not vest or become payable unless and until the underlying Restricted Stock Units or Deferred Stock Units to which the Dividend Equivalents apply become vested and nonforfeitable.
10.5.2   Creditor’s Rights.
A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6   Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.
10.7   Purchase of Restricted Stock.
The Grantee of an Award of Restricted Stock shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock. Such purchase price shall be payable in a form provided in Section 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.
10.8   Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.
11.
TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1   Unrestricted Stock Awards.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2   Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.
12.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1   Dividend Equivalent Rights.
A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or

SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that, notwithstanding the foregoing, Dividend Equivalent Rights granted as a component of another Award shall not vest or become payable unless and until the Award to which the Dividend Equivalent Rights correspond become vested and settled.
12.2   Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.
13.
TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1   Grant of Performance-Based Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.
13.2   Value of Performance-Based Awards.
Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.
13.3   Earning of Performance-Based Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.
13.4   Form and Timing of Payment of Performance-Based Awards.
Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (a) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (b) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends. The applicable Award Agreement shall specify the circumstances in which Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards.
13.5   Performance Conditions.
The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such performance goals, business criteria, and other measures of performance, with or without adjustment, as it may deem appropriate in establishing any performance conditions.
14.
FORMS OF PAYMENT

14.1   General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
14.2   Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
14.3   Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option and payment of any withholding taxes described in Section 18.3 may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.
14.4   Other Forms of Payment.
To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option, for the purchase price, if any, for Restricted Stock, or for any withholding taxes described in Section 18.3 may be made in any other form that is consistent with Applicable Laws, including (a) with respect to the purchase price of Restricted Stock only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Committee, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the applicable tax withholding amount.
15.   REQUIREMENTS OF LAW
15.1   General.
The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
15.2   Rule 16b-3.
During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
16.
EFFECT OF CHANGES IN CAPITALIZATION

16.1   Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Awards may be made under the Plan, including the maximum number of shares of Capital Stock that may be issued pursuant to the exercise of Incentive Stock Options, and the individual share limitation set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.
16.2
Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted, including any adjustment to the performance conditions applicable to such Awards deemed appropriate by the Committee and including any adjustment so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
16.3   Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent not assumed, continued, or substituted for:
(a)   Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding shares of Restricted Stock, and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:
(i)   At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders;
and/or
(ii)   The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash, Capital Stock or other property having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs. For the avoidance of doubt, if the Option Price or SAR Price, as appliable, equals or exceeds the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction, such Option or SAR shall be cancelled for no consideration.
(b)   For Performance-Based Awards, (i) if less than half of the Performance Period has elapsed, then such Performance-Based Awards shall be treated as though target performance has been achieved, and (ii) if at least half of the Performance Period has elapsed, then actual performance to date shall be determined as of a date reasonably proximal to the date of the consummation of the Change in Control, as determined by the Committee in its sole discretion, and the greater of (x) target performance and (y) that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Awards shall be treated as though target performance has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Section 16.3(b), such Awards shall be settled under the applicable provision of Section 16.3(a).
(c)   Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
16.4   Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent assumed, continued, or substituted for:
(a)   The Plan and the Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Awards, or for the substitution for such Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, or other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.
(b)   In the event a Grantee’s Award is assumed, continued, or substituted upon the consummation of any Change in Control and the Grantee’s employment is terminated by the Company (or its successor) without Cause within the twelve (12)-month period following the consummation of such Change in Control, the Grantee’s Award will become fully vested as of such termination and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine (but in no event later than the original expiration date of the Award).
16.5   Adjustments.
Adjustments under this Section 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.
16.6   No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.
17.
PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and
(b)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments, then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of

Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments, in each case with the payments to be made furthest in the future being reduced first.
18.
GENERAL PROVISIONS

18.1   Disclaimer of Rights.
No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
18.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.
18.3   Withholding Taxes.
(a)   The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
(b)   The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such

Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions).
18.4   Protected Rights.
Notwithstanding anything in this Plan or an Award Agreement to the contrary, Grantee understands that nothing contained in this Plan or an Award Agreement limits Grantee’s ability to report possible violations of law or regulation to or file a charge or complaint with any federal, state or local governmental agency or commission or regulatory authority (collectively, “Government Agencies”). Grantee further understands that nothing in this Plan or an Award Agreement limits Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Furthermore (I) Grantee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal, and (II) if Grantee file a lawsuit for retaliation by the Company for reporting a suspected violation of law, Grantee may disclose a trade secret to Grantee’s attorney and use the trade secret information in the court proceeding, if Grantee files any document containing the trade secret under seal and do not disclose the trade secret except pursuant to court order.
18.5   Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
18.6   Construction.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
18.7   Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.8   Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.
18.9   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
18.10   Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
18.11   Section 409A of the Code.
(a)   The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).
(b)   Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
(c)   Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

SCAN TO VIEW MATERIALS & VOTE NEXTCURE, INC.9000 VIRGINIA MANOR ROADSUITE 200BELTSVILLE, MD 20705 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NXTC2026 You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EasternTime on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. V95369-P51739 NEXTCURE, INC. The Board of Directors recommends you vote FOR each ofthe nominees listed in the following proposal: 1.Election of two Class I Directors. Nominees: ForAgainstAbstain 1a.Anne Borgman, M.D.!!! 1b.John G. Houston, Ph.D.!!! The Board of Directors recommends you vote FOR proposals 2 through 4.ForAgainstAbstain 2.Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of NextCure, Inc. for the fiscal year ending !!! December 31, 2026. 3.Approval, on an advisory basis, of the compensation paid by Company to its named executive officers.!!! 4.Approval of an amendment and restatement of the Company's 2019 Omnibus Incentive Plan to, among other items, increase the number of shares of !!! common stock authorized for issuance thereunder.NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetingto be Held on June 18, 2026:The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V95370-P51739 NEXTCURE, INC. Annual Meeting of Stockholders June 18, 2026 at 11:00 AM ET This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Michael Richman, Steven Cobourn and Timothy Mayer, or any of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote, all of the shares of common stock of NEXTCURE, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of NEXTCURE, INC. to be held virtually over the internet at www.virtualshareholdermeeting.com/NXTC2026 at 11:00 AM ET on June 18, 2026, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side